VANECK VECTORS ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck Vectors® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information January 31, 2020, as revised on April 1, 2020 and May 1, 2020
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	January 31st
Environmental Services ETF	NYSE Arca, Inc.	EVX®	September 30th	January 31st
Gaming ETF	The NASDAQ Stock Market LLC	BJK®	September 30th	January 31st
Morningstar Durable Dividend ETF	Cboe BZX Exchange, Inc.	DURA®	September 30th	January 31st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	GOAT™	September 30th	January 31st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI®	September 30th	January 31st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	January 31st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ®	September 30th	January 31st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH®	September 30th	January 31st
Real Asset Allocation ETF	NYSE Arca, Inc.	RAAX®	September 30th	January 31st
Retail ETF	The NASDAQ Stock Market LLC	RTH®	September 30th	January 31st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH®	September 30th	January 31st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO®	September 30th	January 31st
Statement of Additional Information April 1, 2020, as revised on May 1, 2020
Energy Income ETF	NYSE Arca, Inc.	EINCTM	November 30th	April 1st
Statement of Additional Information May 1, 2020
Africa Index ETF	NYSE Arca, Inc.	AFK®	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF®	December 31st	May 1st
China Growth Leaders ETF	NYSE Arca, Inc.	GLCN	December 31st	May 1st
ChinaAMC SME-ChiNext ETF	NYSE Arca, Inc.	CNXT®	December 31st	May 1st
Coal ETF	NYSE Arca, Inc.	KOL®	December 31st	May 1st
Egypt Index ETF	NYSE Arca, Inc.	EGPT®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG™	December 31st	May 1st
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX®	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA™	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP®	December 31st	May 1st
Oil Refiners ETF	NYSE Arca, Inc.	CRAK®	December 31st	May 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Oil Services ETF	NYSE Arca, Inc.	OIH®	December 31st	May 1st
Rare Earth/Strategic Metals ETF	NYSE Arca, Inc.	REMX®	December 31st	May 1st
Russia ETF	Cboe BZX Exchange, Inc.	RSX®	December 31st	May 1st
Russia Small-Cap ETF	Cboe BZX Exchange, Inc.	RSXJ®	December 31st	May 1st
Steel ETF	NYSE Arca, Inc.	SLX®	December 31st	May 1st
Unconventional Oil & Gas ETF	NYSE Arca, Inc.	FRAK®	December 31st	May 1st
Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR®	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM®	December 31st	May 1st
Statement of Additional Information
May 14, 2019, as revised on September 1, 2019, September 20, 2019, November 1, 2019, November 4, 2019, December 2, 2019, January 31, 2020, April 1, 2020 and May 1, 2020

Municipal Allocation ETF	Cboe BZX Exchange, Inc.	MAAX™	April 30th	May 14th
Statement of Additional Information September 1, 2019, as revised on September 20, 2019, November 1, 2019, November 4, 2019, December 2, 2019, January 31, 2020, April 1, 2020 and May 1, 2020
AMT-Free Intermediate Municipal Index ETF	Cboe BZX Exchange, Inc.	ITM®	April 30th	September 1st
AMT-Free Long Municipal Index ETF	Cboe BZX Exchange, Inc.	MLN®	April 30th	September 1st
AMT-Free Short Municipal Index ETF	Cboe BZX Exchange, Inc.	SMB®	April 30th	September 1st
BDC Income ETF	NYSE Arca, Inc.	BIZD®	April 30th	September 1st
CEF Municipal Income ETF	Cboe BZX Exchange, Inc.	XMPT®	April 30th	September 1st
ChinaAMC China Bond ETF	NYSE Arca, Inc.	CBON®	April 30th	September 1st
Emerging Markets Aggregate Bond ETF	NYSE Arca, Inc.	EMAG®	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL®	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB®	April 30th	September 1st
High-Yield Municipal Index ETF	Cboe BZX Exchange, Inc.	HYD®	April 30th	September 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY®	April 30th	September 1st
Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®	April 30th	September 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®	April 30th	September 1st
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®	April 30th	September 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®	April 30th	September 1st
Short High-Yield Municipal Index ETF	Cboe BZX Exchange, Inc.	SHYD®	April 30th	September 1st
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund.
A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited and unaudited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into the section of this SAI entitled "Financial Statements." No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI.

TABLE OF CONTENTS

Page
GENERAL DESCRIPTION OF THE TRUST	1
Creation and Redemption Features	3
INVESTMENT POLICIES AND RESTRICTIONS	5
General	5
Municipal Securities	5
Repurchase Agreements	5
Futures Contracts and Options	6
Swaps	7
Proposed SEC Regulatory Changes	9
Warrants and Subscription Rights	9
Currency Forwards	9
Convertible Securities	9
Market Risk	10
Floating Rate LIBOR Risk	10
Structured Notes	11
Participation Notes	11
SEBI Takeover Regulations	13
Future Developments	13
Investment Restrictions	13
Indian Investment Restrictions	18
SPECIAL CONSIDERATIONS AND RISKS	19
General	19
Specific Risks Applicable to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF	21
U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts	24
Concentration Considerations	24
Cyber Security	24
Securities Lending	25
Inability to Pass Through Deduction from MLPs (VanEck Vectors Energy Income ETF only)	25
Risks Relating to VanEck Vectors India Growth Leaders ETF	25
RQFII Program Risk (the China Funds only)	26
Stock Connect Program Risks (VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)	27
Risk of Investing through the CIBM Direct Access Program (VanEck Vectors ChinaAMC China Bond ETF only)	28
Bond Connect Risks (VanEck Vectors ChinaAMC China Bond ETF only)	29
Specific Risks Applicable to VanEck Vectors Real Asset Allocation ETF	30
EXCHANGE LISTING AND TRADING	34
BOARD OF TRUSTEES OF THE TRUST	34
Trustees and Officers of the Trust	34
Independent Trustees	36
Interested Trustee	37
Officer Information	37
Board of Trustees and Committee Meetings	39
Remuneration of Trustees	42
PORTFOLIO HOLDINGS DISCLOSURE	44

i

ii

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 55 investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
AMT-Free Intermediate Municipal Index ETF	Diversified
AMT-Free Long Municipal Index ETF	Diversified
AMT-Free Short Municipal Index ETF	Diversified
CEF Municipal Income ETF	Diversified
High-Yield Municipal Index ETF	Diversified
Municipal Allocation ETF	Non-Diversified
Short High-Yield Municipal Index ETF	Diversified
Equity/Fixed Income ETFs
BDC Income ETF	Diversified
ChinaAMC China Bond ETF	Non-Diversified
Emerging Markets Aggregate Bond ETF	Non-Diversified
Emerging Markets High Yield Bond ETF	Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Non-Diversified
International High Yield Bond ETF	Diversified
Investment Grade Floating Rate ETF	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Morningstar Durable Dividend ETF	Non-Diversified
Mortgage REIT Income ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Morningstar Global Wide Moat ETF	Non-Diversified
Morningstar International Moat ETF*	Diversified
Morningstar Wide Moat ETF	Non-Diversified
Long/Flat Trend ETF	Non-Diversified
Pharmaceutical ETF	Non-Diversified
Real Asset Allocation ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified

Fund	Classification as Diversified or Non-Diversified

Energy Income ETF
Energy Income ETF	Non-Diversified
Hard Assets ETFs
Agribusiness ETF	Non-Diversified
Coal ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Unconventional Oil & Gas ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
China Growth Leaders ETF*	Diversified
ChinaAMC SME-ChiNext ETF*	Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
* Each of VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Creation Unit Size	Transaction Fee

Municipal ETFs
AMT-Free Intermediate Municipal Index ETF	X					50,000	$250
AMT-Free Long Municipal Index ETF	X					50,000	$250
AMT-Free Short Municipal Index ETF	X					50,000	$250
CEF Municipal Income ETF	X					50,000	$250
High-Yield Municipal Index ETF	X					50,000	$250
Municipal Allocation ETF	X					50,000	$250
Short High-Yield Municipal Index ETF	X					50,000	$250
Equity/Fixed Income ETFs
BDC Income ETF	X					50,000	$250
ChinaAMC China Bond ETF		X				100,000	$100
Emerging Markets Aggregate Bond ETF					X	50,000	$1,000
Emerging Markets High Yield Bond ETF	X					200,000	$800
Fallen Angel High Yield Bond ETF	X					50,000	$450
Green Bond ETF	X					50,000	$500
International High Yield Bond ETF	X					200,000	$800
Investment Grade Floating Rate ETF	X					50,000	$200
J.P. Morgan EM Local Currency Bond ETF					X	100,000	$1,000
Morningstar Durable Dividend ETF	X					50,000	$250
Mortgage REIT Income ETF	X					50,000	$250
Preferred Securities ex Financials ETF	X					50,000	$250

Industry/Strategic Equity/Guided Allocation ETFs
Biotech ETF	X					50,000	$250
Environmental Services ETF	X					50,000	$250
Gaming ETF					X	50,000	$500
Morningstar Global Wide Moat ETF	X					50,000	$500
Morningstar International Moat ETF					X	50,000	$750
Morningstar Wide Moat ETF	X					50,000	$250
Long/Flat Trend ETF	X					50,000	$250
Pharmaceutical ETF	X					50,000	$250
Real Asset Allocation ETF					X	50,000	$250
Retail ETF	X					50,000	$250

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Creation Unit Size	Transaction Fee
Semiconductor ETF	X					50,000	$300
Video Gaming and eSports ETF					X	50,000	$500
Energy Income ETF
Energy Income ETF	X					50,000	$250
Hard Assets ETFs
Agribusiness ETF					X	50,000	$500
Coal ETF	X					50,000	$500
Low Carbon Energy ETF	X					50,000	$500
Gold Miners ETF	X					50,000	$500
Junior Gold Miners ETF	X					50,000	$750
Natural Resources ETF					X	50,000	$1,000
Oil Refiners ETF					X	50,000	$500
Oil Services ETF	X					50,000	$300
Rare Earth/Strategic Metals ETF					X	50,000	$500
Steel ETF	X					50,000	$250
Unconventional Oil & Gas ETF	X					50,000	$500
Uranium+Nuclear Energy ETF					X	50,000	$500
Country/Regional ETFs
Africa Index ETF					X	50,000	$750
Brazil Small-Cap ETF				X		50,000	$500
China Growth Leaders ETF				X		50,000	$250
ChinaAMC SME-ChiNext ETF		X				50,000	$250
Egypt Index ETF				X		50,000	$1,000
India Growth Leaders ETF				X		50,000	$250
Indonesia Index ETF	X					50,000	$750
Israel ETF	X					50,000	$800
Russia ETF	X					50,000	$500
Russia Small-Cap ETF	X					50,000	$750
Vietnam ETF				X		50,000	$250

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ("ETFs") rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Vectors Real Asset Allocation ETF is a “fund of funds.” Each of VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF and VanEck Vectors Real Asset Allocation ETF invests all or a portion of its assets in other funds (the “Underlying Funds”). The performance of VanEck Vectors CEF Municipal Income ETF is dependent on the performance of the Underlying Funds. VanEck Vectors CEF Municipal Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck Vectors CEF Municipal Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck Vectors CEF Municipal Income ETF to mean VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable. Each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF invests all or a portion of its assets in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”). The performance of each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF is dependent on the performance of the Exchange Traded Products. Each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF will be subject to the risks of the Exchange Traded Products’ investments. The performance of VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Vectors Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Short High-Yield Municipal Index ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck Vectors India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck Vectors India Growth Leaders ETF . Because the investment characteristics of VanEck Vectors India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck Vectors India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck Vectors India Growth Leaders ETF to mean VanEck Vectors India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.
Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each certain Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which (i) in the case of all Funds other than VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF, Van Eck Associates Corporation (“VEAC” or the “Adviser” with respect to all Funds other than VanEck Vectors Real Asset Allocation ETF) believes to be representative of each Fund’s respective benchmark index (each, an “Index”), (ii) in the case of VanEck Municipal Allocation ETF, VEAC believes to be appropriate and (iii) in the case of VanEck Vectors Real Asset Allocation ETF, Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser” with respect to VanEck Vectors Real Asset Allocation ETF and, together with VEAC, the “Advisers”) believes to be appropriate based on other indices or combinations of indices.
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or Sub-Adviser, as applicable (as defined below) (with respect to VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (together, the “China Funds”)) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock or bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).
Swaps
Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.
Proposed SEC Regulatory Changes
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, funds would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless a fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.
Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.
Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Market Risk

A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Floating Rate LIBOR Risk
Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which the Fund invests cannot yet be determined.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■    Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■    Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■    Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■    Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.
Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub- Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
P-Notes in India eligible for subscription by certain Funds must be issued by banks or broker-dealers that are registered with the SEB I as a Category I FPI as defined under the SEBI FPI Regulations to issue offshore derivative instruments (“ ODIs ”). The FPI Regulations were introduced on September 23, 2019, replacing the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“ Previous FPI Regulations ”). Under the FPI Regulations, all ODIs which were issued under the Previous FPI Regulations are now deemed to be issued under the corresponding provisions of the FPI Regulations.
Under the FPI Regulations, subject to certain other conditions being met, ODIs, including P-Notes, against securities held by the issuer in India as the underlying issuer, can be issued only to persons who satisfy the conditions of eligibility for registration as Category I FPIs under the FPI Regulations, subject to compliance with the specified ‘know-your-client’ (“KYC”) norms and such other conditions as may be specified by SEBI from time to time. Under the FPI Regulations, FPIs can transfer ODIs issued by or on its behalf upon fulfillment of certain conditions, which provide that such ODIs can be transferred to persons who fulfill sub-regulation 1 of Regulation 21 of the FPI Regulations (as summarized above for eligibility to be a subscriber) and prior consent of such FPI is obtained for such transfer, except when the persons to whom ODIs are to be transferred are pre-approved by the FPI. Further, as per the FPI Regulations, such issuer FPIs shall collect a regulatory fee, as specified in Part C of the Second Schedule of the FPI Regulations from every subscriber of the ODI issued by it and deposit the same with SEBI. FPIs must fully disclose to SEBI any information concerning the terms of and parties to ODIs entered into by such FPI relating to any securities listed or proposed to be listed on any stock exchange in India as and when and in such form as SEBI may specify.
SEBI also issued its Operating Guidelines for FPIs, designated depository participants (“ DDPs ”) and eligible foreign investors in November, 2019 (the “ Operating Guidelines ”). As per the Operating Guidelines, in determining whether a derivative instrument issued is an ODI or not, the threshold for trades with non-proprietary indices as the underlying index shall be taken as 20% ( i.e. those trades for which the materiality of Indian underlying index is less than 20% of the index would not be regarded as ODIs), even if such exposure is hedged onshore in India. However, trades with custom baskets as the underlying index if hedged onshore would always be regarded as ODIs, regardless of percentage of Indian component that is hedged onshore in India.
The Operating Guidelines prohibit synthetic short activities where ODIs are issued, which has the effect of short sales in the Indian securities.
Further, the Operating Guidelines provide that for the KYC norms applicable to ODI subscribers. ODI issuing FPIs are required to identify the beneficial owners of the ODI subscribers, as applicable to FPIs, even though the ODI subscribers are not required to be registered FPIs (but only eligible to be registered as Category I FPIs). The KYC review shall be completed on the basis of the risk criteria as determined by the ODI issuers: in case of high risk ODI subscribers, on an annual basis and in case of all other ODI subscribers, once every three years.
Further, under the Operating Guidelines, SEBI has prohibited FPIs from issuing ODIs and/or P-Notes that have derivatives as their underlying instrument unless such exposure is for hedging purposes subject to a market wide position limit of 5% for single stock derivatives. The permissible position limit for stock index derivatives is higher of 1 billion Indian Rupees or 5% of open interest. SEBI has given further details regarding the permissible positions and exceptions for ODI hedging by FPIs depending on the nature of the underlying instrument. For more information, please see “Investment Policies and Restrictions - Swaps.”
The Operating Guidelines also require that an ODI issuing FPI, which hedges its ODI position only by investing in securities (other than derivatives) held in India, cannot undertake proprietary derivative positions through the same FPI registration. Such FPI must segregate its ODI and proprietary derivative investments through separate FPI registrations. Such separate registrations should be in the name of FPI with “ODI” as suffix under same permanent account number (“ PAN ”), which is the equivalent of a tax identification number in India. An ODI issuing FPI cannot co-mingle its non-derivative proprietary investments and ODI hedge investments with its proprietary derivative investment or vice versa in the same FPI registration.
No fresh derivative position, which are not in compliance with above requirements, shall be allowed henceforth. FPIs were given 90 days’ time from date of publication of the Operating Guidelines to comply with the above requirements. Off-market transfer of assets/positions will be allowed for FPIs intending to transfer assets/position from one FPI account to another FPI account to comply with the above requirements. An ODI subscriber who became ineligible under the Previous FPI Regulation may continue to hold its existing positions until December 31, 2020. No renewal/rollover of existing positions by such ODI subscribers shall be permitted and fresh issuance of ODIs shall be made only to eligible subscribers.

SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by more than 2% or more of the shares or voting rights in the target company.
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code. Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making an open offer for such an acquisition.
There are certain exemptions under the Takeover Code from the open offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to an arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. Certain Funds and/or their subsidiaries, as applicable, may invest through subscription of shares under the preferential issuance route or purchase shares from existing promoters or shareholders, in which case they would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Fund and/or subsidiary is in excess of the prescribed thresholds.
Insider Trading
Pursuant to the SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), disclosure filing is required only for promoters, members of a promoter group, key managerial personnel and directors of a company whose securities are listed or proposed to be listed on stock exchanges. The prohibition on insider trading consists of the following key components: (i) prohibition on communicating unpublished price sensitive information (“UPSI”) by an insider; (ii) prohibition on other persons on procurement of UPSI; and (iii) prohibition on trading by an insider while in possession of UPSI. Under the Insider Trading Regulations, an ‘insider’ has been defined to mean any person who is (i) a connected person or (ii) in possession of or having access to UPSI. An outsider (i.e. a person who is not a ‘connected person’) would qualify as an ‘insider’ if such person was ‘in possession of’ or ‘having access to’ UPSI.
Future Developments
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or Sub-Adviser.
Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck Vectors India Growth Leaders ETF ) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius Subsidiary. If VanEck Vectors India Growth Leaders ETF , as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.
The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Vectors Energy Income ETF:

1.
Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.
Each of VanEck Vectors Africa Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors International High Yield Bond ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Natural Resources ETF and VanEck Vectors Short High-Yield Municipal Index ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5.
VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors China Growth Leaders ETF, VanEck Vectors Coal ETF, VanEck Vectors Environmental Services ETF, VanEck Vectors Gaming ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Indonesia ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Russia ETF, VanEck Vectors Steel ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.
Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.
Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

8.
Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and

9.
Each Fund (except VanEck Vectors BDC Income ETF, VanEck Vectors Biotech ETF, VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Real Asset Allocation ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Unconventional Oil & Gas ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck

Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. VanEck Vectors Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Vectors Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck Vectors BDC Income ETF, VanEck Vectors Biotech ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Retail ETF, VanEck Vectors Semiconductor ETF and VanEck Vectors Unconventional Oil & Gas ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
In addition, each of VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors High-Yield Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. Each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the AMT). Each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Vectors Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.

2.	Each Fund will not make short sales of securities.

3.
Each Fund (except for VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF or initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.

4.
Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.

5.
VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF and VanEck Vectors Real Asset Allocation ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. Each Fund (except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF and VanEck Vectors Real Asset Allocation ETF) will not purchase securities of open-

end or closed-end investment companies except in compliance with the 1940 Act, although the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Vectors Agribusiness ETF, VanEck Vectors Biotech ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Green Bond ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Steel ETF and VanEck Vectors Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Vectors Low Carbon Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors Junior Gold Miners ETF and VanEck Vectors Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 4, each of VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors India Growth Leaders ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. In accordance with each of VanEck Vectors Long/Flat Trend ETF’s, VanEck Vectors Municipal Allocation ETF’s and VanEck Vectors Real Asset Allocation ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest its assets in underlying investment companies. Although each of VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck Vectors Long/Flat Trend ETF’s, VanEck Vectors Municipal Allocation ETF’s and VanEck Vectors Real Asset Allocation ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
Each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.
Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck Vectors CEF Municipal Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Vectors Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Vectors Green Bond ETF), certain derivatives (with respect to VanEck Vectors Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF) also will not invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock or bond market declines.
The following fundamental investment restrictions are applicable to only the VanEck Vectors Energy Income ETF. The VanEck Vectors Energy Income ETF may not:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Vectors Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.

With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Vectors Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.
Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck Vectors India Growth Leaders ETF (or the Mauritius Subsidiary).
The Mauritius Subsidiary is registered as a Category I FPI with the SEBI. Investments under the FPI Regulations, Foreign Exchange Management (Non-Debt Instruments) Rules, 2019 and Foreign Exchange Management (Debt Instruments) Regulations, 2019, are permitted only in the following: (i) equity instruments of companies listed or to be listed on a recognized stock exchange in India through primary and secondary markets; (ii) units of domestic mutual funds under Chapter V, VI-A and VI-B of the SEBI (Mutual Funds) Regulations, 1996; (iii) units of Category III Alternative Investment Funds registered under the SEBI (Alternative Investment Funds) Regulations, 2012; (iv) units of offshore fund for which a no objection certificate has been issued by SEBI under the SEBI (Mutual Funds) Regulations, 1996, in case of each of (ii), (iii) and (iv), which in turn invest more than 50% in equity instruments on repatriation basis subject to the terms and conditions specified by the Reserve Bank of India (“ RBI ”) and SEBI; (v) units of infrastructure investment trusts registered under the SEBI (Infrastructure Investment Trusts) Regulations, 2014 and of real estate investment trusts registered under the SEBI (Real Estate Investment Trusts) Regulations, 2014 on repatriation basis subject to the terms and conditions specified by SEBI; (vii) dated government securities / treasury bills; (viii) non-convertible debentures / bonds issued by an Indian company; (ix) commercial papers issued by an Indian company; (x) units of domestic mutual funds or exchange-traded funds which invest less than or equal to 50% in equity; (x) security receipts issued by asset reconstruction companies; (xi) debt instruments issued by banks, eligible for inclusion in regulatory capital; (xii) credit enhanced bonds; (xiii) listed non-convertible / redeemable preference shares or debentures issued in terms of Regulation 6 of the Foreign Exchange Management (Debt Instruments) Regulations, 2019; (xiv) securitized debt instruments, including any certificate or instrument issued by a special purpose vehicle set up for securitization of assets with banks, financial institutions or non-banking financial companies as originators; (xv) rupee denominated bonds / units issued by infrastructure debt funds; (xvi) municipal bonds.
FPIs are not allowed to short sell in the Indian market except as allowed under Securities Lending & Borrowing (SLB) or any other framework specified by the Board. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, the following are certain regulatory positions that the Mauritius Subsidiary would have to observe under the applicable provisions of the securities laws of India.
Various ownership restrictions are applicable to FPIs.
Further, FPIs are allowed to participate in the exchange traded currency derivative segment to the extent of their Indian rupee exposure in India, subject to conditions and restrictions under applicable law. FPIs shall ensure that their short positions at all stock exchanges across all contracts in exchange traded currency pairs do not exceed $100 million. In the event an FPI breaches the short position limit, stock exchanges shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI complies with the said requirement. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs shall be required to have an underlying exposure in Indian debt or equity securities, including units of equity/debt mutual funds.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
(All Funds except VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF)
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares (except with respect to the Fixed Income Funds) will be adversely affected if trading markets for a Fund’s portfolio securities (except with respect to the Fixed Income Funds) are limited or absent or if bid/ask spreads are wide.
With the exception of VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF, the Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.
An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck Vectors BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund (other than the Fixed Income Funds) is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund (other than the Fixed Income Funds) to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund (other than the Fixed Income Funds) also will be concentrated in that economic sector or industry.
The use of OTC derivatives with respect to VanEck Vectors China Growth Leaders ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for VanEck Vectors China Growth Leaders ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days. The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for VanEck Vectors China Growth Leaders ETF is disclosed at www.vaneck.com.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Real Asset Allocation ETF)
The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Mortgage REIT Income ETF only)

Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Mortgage REIT Income ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF or VanEck Vectors Mortgage REIT Income ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF or VanEck Vectors Mortgage REIT Income ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.
Specific Risks Applicable to the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re- lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.
Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts
Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.
Securities Lending
The Funds may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds.  The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
Inability to Pass Through Deduction from MLPs (VanEck Vectors Energy Income ETF only)
Under 2017 tax legislation, individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. The VanEck Vectors Energy Income ETF does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
Risks Relating to VanEck Vectors India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck Vectors India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck Vectors India Growth Leaders ETF ’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.
The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant in this regard.

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Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions. In addition to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 (discussed below) restricted the exemption (discussed in the foregoing paragraph) to only Category I FPIs under the FPI Regulations.

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Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary should not create a PE of the Mauritius Subsidiary in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary in India. Under such circumstances, the profits of the Mauritius Subsidiary to the extent attributable to the PE would be subject to taxation in India.

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General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An ‘impermissible avoidance arrangement’ is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
The Central Board of Direct Taxes (“CBDT”) has clarified that GAAR will not interplay with the right of the taxpayer to select or choose method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.
If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance arrangement," then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.

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Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.

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Exposure to Place of Effective Management (“POEM”) risk: As per Section 6(3) of the ITA 1961, a company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31) if its POEM in that financial year is in India.

The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance, made. POEM requirements have been effective since the financial year 2016-2017. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year. The CBDT released the Guiding Principles for determination of POEM of a Company on January 24, 2017 (available at http://www.incometaxindia.gov.in/communications/circular/circular06_2017.pdf).
While the Mauritius Subsidiary believes that the activities of the Mauritius Subsidiary or Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the Mauritius Subsidiary would be subject to taxation in India as per the ITA 1961.

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Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck Vectors India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck Vectors India Growth Leaders ETF ’s ability to make distributions is adversely affected, VanEck Vectors India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”

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Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

RQFII Program Risk (the China Funds only)
The Adviser allocates a portion of VanEck Vectors China Growth Leaders ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets to an unaffiliated sub-adviser with a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license for purposes of investing in China A-shares (“A-shares”). The Adviser allocates a portion of VanEck Vectors ChinaAMC China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license for purposes of investing in Renminbi (“RMB”) denominated debt obligations issued within the People’s Republic of China (“PRC”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as the sub-adviser for the China Funds for these purposes.

The RQFII regulations provide that the size of a RQFII’s quota (“RQFII quota”) may be reduced or cancelled by China’s State Administration of Foreign Exchange (“SAFE”) if the RQFII is unable to use all or a portion of its RQFII quota effectively. Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s RQFII quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s RQFII quota granted with respect to the China Funds. On September 10, 2019, the State SAFE announced it would be removing investment quota limitations on QFII and RQFII programs. However, there is no assurance that such lifting of the investment quotas of QFII and RQFII regimes will be enacted as law, and even if enacted as law, there is no assurance that such law would not have an adverse impact on the Funds.
If SAFE reduces the Sub-Adviser’s RQFII quota, it may affect the ability of the China Funds to effectively pursue their respective investment strategy.
In addition to the RQFII quota, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, and the Adviser is not able to retain another or an additional sub-adviser with an RQFII quota (or, in the case of VanEck Vectors ChinaAMC China Bond ETF, to identify other methods to invest in RMB Bonds), the China Funds may be unable to gain exposure to A-shares or RMB Bonds through the RQFII program. In such event it is possible that the trading price of the China Funds’ Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions.
Further, the Adviser will rely on the arrangements entered into between the RQFII with its respective PRC sub-custodian with respect to the custody of its, and therefore a China Fund’s, assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in A-shares, in the PRC markets. The China Funds may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC sub-custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
The current RQFII regulations include rules on investment restrictions applicable to the China Funds. Transaction sizes for RQFIIs are relatively large, with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which the China Funds seek to invest in A-shares and/or RMB Bonds in furtherance of its investment objective.
As of January 31, 2019, the China Securities Regulation Commission (“CSRC”) drafted the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (Consultation Paper) and the Provisions on Issues Concerning the Implementation of the Measures for the Administration of Domestic Securities and Futures Investment by Qualified Foreign Institutional Investors and RMB Qualified Foreign Institutional Investors (Consultation Paper), proposing to merge the QFII and RQFII scheme. Though the CSRC’s consultation papers propose to merge QFII and RQFII schemes into one and relax the quotas of both QFIIs and RQFIIs, there is no assurance that the consultation will become enacted as law, and even if it becomes enacted as law, there is no assurance that such law would have no adverse impact on the China Funds.
Stock Connect Program Risks (VanEck Vectors China Growth Leaders ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)
VanEck Vectors China Growth Leaders ETF , VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s

ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for each Fund.
A Fund may, through the Stock Connect, access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for a Fund and its investors.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.
Risk of Investing through the CIBM Direct Access Program (VanEck Vectors ChinaAMC China Bond ETF only)
The China interbank bond market (“CIBM”) is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal." The China Foreign Exchange Trading System (“CEFTS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis, and spot bonds and interest rate derivatives are traded by “click-and-deal." A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.
Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. CSDCC will deliver bonds according to the instructions sent by the parties. Funds clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties.
Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
The Fund’s investments in bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
Bond Connect Risks (VanEck Vectors ChinaAMC China Bond ETF only)
The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is a new initiative established by China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CSDCC”), Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the CIBM through the northbound trading of the Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investor to submit their trade requests for bonds circulated in the CIBM through the Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under the Bond Connect will be done through the settlement and custody link between the CMU, as an offshore custody agent, and the CSDCC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under the settlement link, CSDCC or the SHCH will effect gross settlement of confirmed trades onshore and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.
Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, open omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CSDCC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
The Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities

(as defined below) are untested and are subject to change from time to time. There can be no assurance that the Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CEFTS, the CMU, the CSDCC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in the Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through the Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund’s ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through the Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Specific Risks Applicable to VanEck Vectors Real Asset Allocation ETF
Under normal circumstances, the Fund, through a wholly-owned subsidiary of the Fund (the “Cayman Subsidiary”), invests in Exchange Traded Products that invest in physical commodities and futures and derivatives of physical commodities (“Commodities Instruments”).
Cayman Subsidiary. The Fund may invest up to 25% of the value of its total assets at each quarter-end of the Fund’s fiscal year in the Cayman Subsidiary. The Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because the Fund may invest a substantial portion of its assets in the Cayman Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments strategies and risks include those of the Cayman Subsidiary.
The Cayman Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Cayman Subsidiary is wholly-owned and controlled by the Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as the sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.
Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Cayman Subsidiary is incorporated) could prevent the Fund and/or the Cayman Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
The financial statements of the Cayman Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.
Commodities Instruments. The Fund gains exposure to Commodities Instruments primarily through the Cayman Subsidiary. Additional information on the Cayman Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific Commodities Instruments is set forth below. The Fund, either directly or through the Cayman

Subsidiary, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
The Fund may invest up to 25% of its total assets in the Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
The Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on the Fund’s and the Cayman Subsidiary’s current investment strategies, the Fund and the Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the Fund and the Cayman Subsidiary. Accordingly, the Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, the Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Fund and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Fund and the Cayman Subsidiary. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies.
The Fund and the Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.
Futures Contracts. The Fund may purchase and sell futures contracts. The Fund (directly or through the Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, the Fund’s or the Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or the Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or the Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund or the Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund or the Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or the Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by the Fund or the Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s or the Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s or the Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund or the Cayman Subsidiary. In computing daily net asset value, the Fund or the Cayman Subsidiary will mark to market the current value of its open futures contracts. The Fund and the Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund or the Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund or the Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when the Fund or the Cayman Subsidiary seeks to close out a futures contract. The Fund or the Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.

Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Asset Coverage for Futures and other Derivatives Positions. The Fund and the Cayman Subsidiary, on a consolidated basis, will comply with SEC guidance with respect to coverage of futures positions by registered investment companies. SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures and other derivatives contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures or other derivatives position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily. As an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held or the Fund could engage in other cover transactions with respect to other types of contracts. The Cayman Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.
Federal Income Tax Treatment of Investments in the Cayman Subsidiary. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Cayman Subsidiary. Investments in the Cayman Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings and regulations, as discussed above under “Federal Income Tax Treatment of Investments in the Cayman Subsidiary” and below under “Taxes.” The Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiary will be sold or offered to other investors. It is expected that the Cayman Subsidiary will primarily invest in Commodities Instruments. To the extent that the Fund invests in the Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.

While the Cayman Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Cayman Subsidiary to operate as described in the Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in the Cayman Subsidiary which may adversely affect the Fund and its shareholders.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available, (3) the IIV (defined herein) of a Fund is no longer calculated or available, (4) certain continued listing standards relating to index composition set forth in an Exchange are not continuously maintained, or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an updated value of each Fund’s Shares is disseminated intraday (“IIV” and also known as the Indicative Optimized Portfolio Value) through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated every 15 seconds during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, each Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief, LLC., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55
Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	55	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/ Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55
Board Member, Special Olympics, New Jersey, November 2011 to
September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	President and CEO, SmartBrief, LLC (business media company).	66	Director, Food and Friends, Inc., 2013 to present.
________________________

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.

4	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.

•	Member of the Audit Committee.

†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US-China Relations.

________________________

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.

4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018
Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)
Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)
Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

________________________

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

2	Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below:

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2018 - September 30, 2019	5	4	3
December 1, 2018 - November 30, 2019	4	3	2
January 1, 2019 - December 31, 2019	5	4	3
May 1, 2018 - April 30, 2019	5	4	1
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the VanEck Vectors Municipal Allocation ETF as of May 14, 2019.
For each Fund with a fiscal year end of April 30, 2019, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 2019. The officers and Trustees of the Trust, in the aggregate, owned 1.10% of the Shares of VanEck Vectors ChinaAMC China Bond ETF and 5.66% of the Shares of VanEck Vectors Emerging Markets Aggregate Bond ETF.
For each Fund with a fiscal year end of September 30, 2019, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of December 31, 2019. The officers and Trustees of the Trust, in the aggregate, owned 2.99% of the Shares of VanEck Vectors Morningstar Global Wide Moat ETF.

For the Fund with a fiscal year end of November 30, 2019, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the Fund as of February 29, 2020.
For each Fund with a fiscal year end of December 31, 2019, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2020.
The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers (“Family of Investment Companies”) that are overseen by the Trustee is shown below. With respect to Funds with a fiscal year end of April 30, 2019, the information provided is as of December 31, 2018. With respect to Funds with a fiscal year end of September 30, 2019, November 30, 2019 and December 31, 2019, the information provided is as of December 31, 2019.

Funds with Fiscal Year Ending 9/30/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors Biotech ETF	None	None	None	None	None	None
VanEck Vectors Environmental Services ETF	None	None	None	None	None	None
VanEck Vectors Gaming ETF	None	None	None	None	$10,001-$50,000	$10,001-$50,000
VanEck Vectors Morningstar Durable Dividend ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Morningstar Global Wide Moat ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Morningstar International Moat ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck Vectors Morningstar Wide Moat ETF	Over $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
VanEck Vectors Long/Flat Trend ETF	None	None	None	None	None	$50,001-$100,000
VanEck Vectors Pharmaceutical ETF	None	None	None	None	None	None
VanEck Vectors Retail ETF	None	None	None	None	None	None
VanEck Vectors Semiconductor ETF	None	None	None	None	None	None
VanEck Vectors Video Gaming and eSports ETF	None	None	None	None	None	None
VanEck Vectors Real Asset Allocation ETF	None	None	None	None	None	$50,001-$100,000
Funds with Fiscal Year Ending 11/30/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors Energy Income ETF	None	None	None	None	None	None
Funds with Fiscal Year Ending 12/31/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein*	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck

VanEck Vectors Africa Index ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors Agribusiness ETF	None	None	None	None	None	None
VanEck Vectors Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck Vectors China Growth Leaders ETF	None	None	$1-$10,000	None	None	$1-$10,000
VanEck Vectors ChinaAMC SME-ChiNext ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Coal ETF	None	None	None	None	None	None
VanEck Vectors Egypt Index ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors Low Carbon Energy ETF	None	None	None	None	None	None
VanEck Vectors Gold Miners ETF	None	None	None	$10,001-$50,000	None	None
VanEck Vectors India Growth Leaders Index ETF	None	None	None	$1-$10,000	None	None
VanEck Vectors Indonesia Index ETF	None	None	None	$1-$10,000	None	$10,001-$50,000
VanEck Vectors Israel ETF	None	None	None	None	None	None
VanEck Vectors Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Vectors Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Vectors Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Oil Services ETF	None	None	None	None	None	None
VanEck Vectors Rare Earth/Strategic Metals ETF	None	None	None	None	None	None
VanEck Vectors Russia ETF	None	None	None	$1-$10,000	None	None
VanEck Vectors Russia Small-Cap ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Steel ETF	None	None	None	None	None	None
VanEck Vectors Unconventional Oil & Gas ETF	None	None	None	None	None	None
VanEck Vectors Uranium+Nuclear Energy ETF	None	None	None	None	None	None
VanEck Vectors Vietnam ETF	None	None	None	$1-$10,000	None	None
Funds with Fiscal Year Ending 4/30/2019
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein*	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Vectors AMT-Free Intermediate Municipal Index ETF	None	None	None	None	None	$10,001-$50,000
Vectors AMT-Free Long Municipal Index ETF	None	None	None	None	None	$1-$10,000

VanEck Vectors AMT-Free Short Municipal Index ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors BDC Income ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors CEF Municipal Income ETF	None	None	None	None	None	Over $100,000
VanEck Vectors ChinaAMC China Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Emerging Markets Aggregate Bond ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Vectors Fallen Angel High Yield Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Vectors High-Yield Municipal Index ETF	None	None	None	None	Over $100,000	None
VanEck Vectors International High Yield Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Vectors Investment Grade Floating Rate ETF	None	None	None	None	None	Over $100,000
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Over $100,000	None	None	None	$10,001-$50,000	Over $100,000
VanEck Vectors Mortgage REIT Income ETF	None	None	None	None	$50,001-$100,000	$50,001-$100,000
VanEck Vectors Municipal Allocation ETF	None	None	None	None	None	None
VanEck Vectors Preferred Securities ex Financials ETF	None	None	None	None	None	None
VanEck Vectors Short High- Yield Municipal Index ETF	None	None	None	None	None	Over $100,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2019)	Over $100,000	None	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000
*Ms. Hesslein became a Board member on September 2, 2019. As of such date, she did not own any equity securities in the Trust.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
The Trust pays each Independent Trustee an annual retainer of $110,000, a per meeting fee of $20,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $10,000 for telephonic meetings. Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000, the Chairman of the Audit Committee an annual retainer of $26,000 and the Chairman of the Governance Committee an annual retainer of $18,000. The

Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees by the Trust for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

September 30, 2019	David H. Chow	$287,073	$0	N/A	N/A	$287,073
	Laurie A. Hesslein(2)	$29,167	$0	N/A	N/A	$29,167
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$180,743	$38,400	N/A	N/A	$364,143
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

November 30, 2019	David H. Chow	$204,193	$0	N/A	N/A	$204,193
	Laurie A. Hesslein(2)	$29,167	$0	N/A	N/A	$29,167
	R. Alastair Short	$192,000	$0	N/A	N/A	$293,250
	Peter J. Sidebottom	$152,500	$0	N/A	N/A	$152,500
	Richard D. Stamberger	$134,149	$33,200	N/A	N/A	$279,849
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

December 31, 2019	David H. Chow	$267,193	$0	N/A	N/A	$267,193
	Laurie A. Hesslein(2)	$76,667	$0	N/A	N/A	$76,667
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$175,749	$43,600	N/A	N/A	$364,349
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

April 30, 2019	David H. Chow	$262,047	$0	N/A	N/A	$262,047
	Laurie A. Hesslein(2)	N/A	N/A	N/A	N/A	N/A
	R. Alastair Short	$226,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$191,042	$27,000	N/A	N/A	$363,042
	Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.

(2)	Ms. Hesslein became a Board member in September 2019.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.
QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.
POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Vectors Municipal Allocation ETF or VanEck Vectors Real Asset Allocation ETF, may track the same index a Fund tracks. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients.
CODE OF ETHICS
The Funds, the Advisers, the Sub-Adviser (with respect to the China Funds) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.
MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.
Investment Advisers and Sub-Adviser
Van Eck Associates Corporation (All Funds except VanEck Vectors Real Asset Allocation ETF)
All Funds except the China Funds. VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Vectors Gold Miners ETF pursuant to an investment management agreement between VanEck Vectors Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck Vectors Real Asset Allocation ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck Vectors India Growth Leaders ETF will be made outside of India.
Investments in the securities of other investment companies (“underlying funds”) may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Vectors Municipal Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Vectors Municipal Allocation ETF’s shareholders will indirectly bear the VanEck Vectors Municipal Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Vectors Municipal Allocation ETF’s shareholders directly bear in connection with the VanEck Vectors Municipal Allocation ETF’s own operations.
The China Funds. VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of the China Funds’ assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of the China Funds’ assets allocated to it.
VEAC serves as investment adviser to each of the China Funds pursuant to the Investment Management Agreement. Under the Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of the China Funds, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of the China Funds’ assets, respectively. The Sub-Adviser serves as investment sub-adviser to the China Funds pursuant to investment sub-advisory agreements between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreements”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the China Funds’ assets allocated to it.
In rendering investment sub-advisory services to VanEck Vectors ChinaAMC China Bond ETF, the Sub-Adviser may use portfolio management, research and other services of China Asset Management Co., Ltd. (“ChinaAMC Beijing”), an affiliate of the Sub-Adviser. ChinaAMC Beijing is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. ChinaAMC Beijing has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which ChinaAMC Beijing is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from ChinaAMC Beijing may render portfolio management, research and other services to VanEck Vectors ChinaAMC China Bond ETF under the MOU and are subject to supervision by the Sub-Adviser.

Van Eck Absolute Return Advisers Corporation (VanEck Vectors Real Asset Allocation ETF only.)
VEARA acts as investment adviser to the VanEck Vectors Real Asset Allocation ETF and the Cayman Subsidiary and, subject to the general supervision of the Board is responsible for the day-to-day investment management of the VanEck Vectors Real Asset Allocation ETF and the Cayman Subsidiary. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Fund pursuant to an investment management agreement between the Trust and VEARA (the “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under the VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the VanEck Vectors Real Asset Allocation ETF, manages the investment of the VanEck Vectors Real Asset Allocation ETF’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the VanEck Vectors Real Asset Allocation ETF. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Vectors Real Asset Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Vectors Real Asset Allocation ETF’s shareholders will indirectly bear the VanEck Vectors Real Asset Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Vectors Real Asset Allocation ETF’s shareholders directly bear in connection with the VanEck Vectors Real Asset Allocation ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Vectors Real Asset Allocation ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Vectors Real Asset Allocation ETF’s assets in such underlying fund.
All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to the China Funds, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck Vectors Real Asset Allocation ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck Vectors India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay Fund and Cayman Subsidiary expenses in an amount equal to the fees paid to VEARA by the Cayman Subsidiary and to the extent necessary to prevent the operating expenses of VanEck Vectors Real Asset Allocation ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Cayman Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF (excluding acquired fund fees and expenses, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of its average daily net assets per year.
Under the VEAC Investment Management Agreement for the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF, VEAC is responsible for all expenses of the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 2020 with respect to the Municipal Funds and until at least September 1, 2021 with respect to VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF.
Under the VEAC Investment Management Agreement for the VanEck Vectors Energy Income ETF, VEAC is responsible for all expenses of the VanEck Vectors Energy Income ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least April 1, 2021.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
AMT-Free Intermediate Municipal Index ETF	0.24%	N/A	September 1, 2020
AMT-Free Long Municipal Index ETF	0.24%	N/A	September 1, 2020
AMT-Free Short Municipal Index ETF	0.20%	N/A	September 1, 2020
BDC Income ETF	0.40%	0.40%	September 1, 2020
CEF Municipal Income ETF	0.40%	N/A	September 1, 2021
ChinaAMC China Bond ETF	0.40%	0.50%	September 1, 2020
Emerging Markets Aggregate Bond ETF	0.35%	0.35%	September 1, 2020
Emerging Markets High Yield Bond ETF	0.40%	0.40%	September 1, 2020
Fallen Angel High Yield Bond ETF	0.40%	0.35%	September 1, 2020
Green Bond ETF	0.35%	0.20%	September 1, 2020
High-Yield Municipal Index ETF	0.35%	N/A	September 1, 2020
International High Yield Bond ETF	0.40%	0.40%	September 1, 2020
Investment Grade Floating Rate ETF	0.35%	0.14%	September 1, 2020
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	September 1, 2020
Mortgage REIT Income ETF	0.40%	0.40%	September 1, 2020
Municipal Allocation ETF	0.08%	N/A	September 1, 2021
Preferred Securities ex Financials ETF	0.40%	0.40%	September 1, 2020
Short High-Yield Municipal Index ETF	0.35%	N/A	September 1, 2020

Biotech ETF	0.35%	0.35%	February 1, 2021
Environmental Services ETF	0.50%	0.55%	February 1, 2021
Gaming ETF	0.50%	0.65%	February 1, 2021
Morningstar Durable Dividend ETF	0.29%	0.29%	February 1, 2021
Morningstar Global Wide Moat ETF	0.45%	0.52%	February 1, 2021
Morningstar International Moat ETF	0.50%	0.56%	February 1, 2021
Morningstar Wide Moat ETF	0.45%	0.49%	February 1, 2021
Long/Flat Trend ETF	0.50%	0.55%	February 1, 2021
Pharmaceutical ETF	0.35%	0.35%	February 1, 2021
Real Asset Allocation ETF*	0.50%	0.55%	February 1, 2021
Retail ETF	0.35%	0.35%	February 1, 2021
Semiconductor ETF	0.35%	0.35%	February 1, 2021
Video Gaming and eSports ETF	0.50%	0.55%	February 1, 2021

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date

Energy Income ETF	0.45%	N/A	April 1, 2021

Africa Index ETF	0.50%	0.78%	May 1, 2021
Agribusiness ETF	0.50%	0.56%	May 1, 2021
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2021
China Growth Leaders ETF	0.50%	0.60%	May 1, 2021
ChinaAMC SME-ChiNext ETF	0.50%	0.65%	May 1, 2021
Coal ETF	0.50%	0.59%	May 1, 2021
Egypt Index ETF	0.50%	0.94%	May 1, 2021
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2021
Gold Miners ETF	0.50%	0.53%	May 1, 2021
India Growth Leaders ETF	0.50%	0.85%	May 1, 2021
Indonesia Index ETF	0.50%	0.57%	May 1, 2021
Israel ETF	0.50%	0.59%	May 1, 2021
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2021
Natural Resources ETF	0.50%	0.49%	May 1, 2021
Oil Refiners ETF	0.50%	0.59%	May 1, 2021
Oil Services ETF	0.35%	0.35%	May 1, 2021
Rare Earth/Strategic Metals ETF	0.50%	0.57%	May 1, 2021
Russia ETF**	0.50%	0.62%	May 1, 2021
Russia Small-Cap ETF**	0.50%	0.67%	May 1, 2021
Steel ETF	0.50%	0.55%	May 1, 2021
Unconventional Oil & Gas ETF	0.50%	0.54%	May 1, 2021
Uranium+Nuclear Energy ETF	0.50%	0.60%	May 1, 2021
Vietnam ETF	0.50%	0.76%	May 1, 2021
*For purposes of calculating the fees for the VanEck Vectors Real Asset Allocation ETF, the net assets of VanEck Vectors Real Asset Allocation ETF include the value of VanEck Vectors Real Asset Allocation ETF’s interest in the Cayman Subsidiary.

**Expense Cap excludes depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF, respectively.

The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2017	2018	2019	2017	2018	2019

VanEck Vectors AMT-Free Intermediate Municipal Index ETF*	April 30th	$3,679,232	$4,100,365	$3,985,114	$0	$0	$0
VanEck Vectors AMT-Free Long Municipal Index ETF*	April 30th	$396,412	$411,456	$352,675	$0	$0	$0
VanEck Vectors AMT-Free Short Municipal Index ETF*	April 30th	$540,652	$480,687	$404,689	$0	$0	$0
VanEck Vectors BDC Income ETF	April 30th	$485,775	$742,182	$790,955	$141,806	$142,055	$122,930

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Vectors CEF Municipal Income ETF**	April 30th	$380,419	$383,703	$469,221	$100,290	$88,526	$93,228
VanEck Vectors ChinaAMC China Bond ETF	April 30th	$32,591	$18,968	$18,279	$113,594	$99,234	$79,653
VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30th	$52,437	$53,626	$61,886	$115,013	$95,656	$98,214
VanEck Vectors Emerging Markets High Yield Bond ETF	April 30th	$1,287,066	$1,464,737	$1,148,342	$229,382	$195,327	$171,184
VanEck Vectors Fallen Angel High Yield Bond ETF	April 30th	$1,707,613	$4,239,892	$4,087,190	$451,556	$913,612	$981,342
VanEck Vectors Green Bond ETF	April 30th	$2,688	$37,929	$78,830	$39,102	$126,060	$155,235
VanEck Vectors High-Yield Municipal Index ETF	April 30th	$7,084,584	$7,681,473	$8,782,454	$0	$0	$0
VanEck Vectors International High Yield Bond ETF	April 30th	$544,880	$619,540	$557,010	$193,505	$187,576	$187,879
VanEck Vectors Investment Grade Floating Rate ETF	April 30th	$311,371	$818,040	$1,918,293	$285,226	$629,078	$1,436,344
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30th	$7,877,217	$15,865,333	$13,212,209	$301,619	$1,102,108	$4,676,220
VanEck Vectors Mortgage REIT Income ETF	April 30th	$432,192	$577,263	$594,015	$143,706	$112,211	$107,324
VanEck Vectors Municipal Allocation ETF(1)**	April 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Vectors Preferred Securities ex Financials ETF	April 30th	$1,672,998	$1,948,147	$2,125,999	$232,886	$225,777	$245,076
VanEck Vectors Short High-Yield Municipal Index ETF*	April 30th	$448,337	$419,150	$585,337	$0	$0	$0

		2017	2018	2019	2017	2018	2019
VanEck Vectors Biotech ETF	September 30th	$2,270,074	$1,834,525	$1,364,903	$243,683	$278,572	$197,996
VanEck Vectors Environmental Services ETF	September 30th	$92,593	$103,122	$147,606	$72,819	$87,939	$74,358
VanEck Vectors Gaming ETF	September 30th	$114,186	$189,791	$131,776	$65,192	$74,762	$75,639
VanEck Vectors Morningstar Durable Dividend ETF(2)	September 30th	N/A	N/A	$24,336	N/A	N/A	$71,507
VanEck Vectors Morningstar Global Wide Moat ETF(3)	September 30th	N/A	N/A	$17,090	N/A	N/A	$73,915
VanEck Vectors Morningstar International Moat ETF	September 30th	$210,372	$464,489	$417,289	$115,046	$142,009	$98,409
VanEck Vectors Morningstar Wide Moat ETF	September 30th	$4,652,297	$6,318,356	$9,154,293	$0	$0	$0
VanEck Vectors Long/Flat Trend ETF(4)	September 30th	N/A	$117,810	$295,086	N/A	$69,942	$70,183
VanEck Vectors Pharmaceutical ETF	September 30th	$989,366	$949,662	$707,676	$143,130	$189,692	$150,850
VanEck Vectors Real Asset Allocation ETF(5)	September 30th	N/A	$12,767	$111,688	N/A	$36,806	$83,936
VanEck Vectors Retail ETF	September 30th	$283,681	$265,649	$314,687	$119,085	$127,722	$113,648
VanEck Vectors Semiconductor ETF	September 30th	$2,416,649	$4,141,680	$3,694,199	$201,986	$404,804	$386,331
VanEck Vectors Video Gaming and eSports ETF(6)	September 30th	N/A	N/A	$85,821	N/A	N/A	$74,286

		2017	2018	2019	2017	2018	2019
VanEck Vectors Energy Income ETF*	November 30th	$669,510	$461,201	$327,476	$0	$0	$0

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2017	2018	2019	2017	2018	2019
VanEck Vectors Africa Index ETF	December 31st	$358,775	$341,222	$279,894	$24,647	$86,405	$65,774
VanEck Vectors Agribusiness ETF	December 31st	$4,102,925	$4,257,368	$3,615,501	$0	$0	$0
VanEck Vectors Brazil Small-Cap ETF	December 31st	$516,974	$463,249	$447,572	$86,152	$114,798	$89,704
VanEck Vectors China Growth Leaders ETF	December 31st	$484,677	$320,689	$356,650	$42,487	$207,518	$333,269
VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31st	$117,639	$107,722	$136,485	$130,786	$109,790	$118,619
VanEck Vectors Coal ETF	December 31st	$482,583	$436,681	$228,229	$42,793	$38,343	$81,052
VanEck Vectors Egypt Index ETF	December 31st	$285,564	$293,582	$196,464	$81,793	$123,623	$39,809
VanEck Vectors Gold Miners ETF	December 31st	$46,055,147	$41,227,849	$53,842,504	$0	$0	$0
VanEck Vectors India Growth Leaders ETF	December 31st	$1,478,563	$1,265,299	$760,484	$0	$0	$0
VanEck Vectors Indonesia Index ETF	December 31st	$383,740	$271,381	$215,052	$122,667	$96,596	$98,777
VanEck Vectors Israel ETF	December 31st	$204,536	$237,652	$268,083	$133,103	$197,740	$166,870
VanEck Vectors Junior Gold Miners ETF	December 31st	$21,229,547	$22,475,631	$21,262,348	$0	$0	$0
VanEck Vectors Low Carbon Energy ETF	December 31st	$385,494	$440,137	$453,986	$37,717	$19,811	$25,109
VanEck Vectors Natural Resources ETF	December 31st	$498,717	$493,291	$353,318	$299,067	$214,036	$206,461
VanEck Vectors Oil Refiners ETF	December 31st	$26,153	$231,978	$119,831	$111,097	$58,382	$102,490
VanEck Vectors Oil Services ETF	December 31st	$4,134,206	$5,069,630	$2,719,707	$413,894	$421,185	$305,084
VanEck Vectors Rare Earth/Strategic Metals ETF	December 31st	$404,994	$866,271	$847,063	$99,135	$68,090	$60,775
VanEck Vectors Russia ETF	December 31st	$11,079,041	$8,560,553	$6,614,532	$1,415,263	$0	$0
VanEck Vectors Russia Small-Cap ETF	December 31st	$334,853	$228,252	$176,212	$41,452	$79,989	$150,684
VanEck Vectors Steel ETF	December 31st	$822,739	$645,429	$292,623	$95,507	$72,961	$89,706
VanEck Vectors Unconventional Oil & Gas ETF	December 31st	$291,389	$388,109	$113,950	$93,779	$57,771	$95,707
VanEck Vectors Uranium+Nuclear Energy ETF	December 31st	$160,362	$138,766	$121,444	$90,770	$68,638	$78,447
VanEck Vectors Vietnam ETF	December 31st	$1,488,266	$1,893,406	$2,142,303	$0	$0	$0
* As noted above, each Municipal Fund and the VanEck Vectors Energy Income ETF has adopted a unitary management fee.
**Effective November 1, 2019, each of VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF has adopted a unitary management fee.

(1)	VanEck Vectors Municipal Allocation ETF did not commence operations until May 15, 2019.

(2)	VanEck Vectors Morningstar Durable Dividend ETF did not commence operations until October 30, 2018.

(3)	VanEck Vectors Morningstar Global Wide Moat ETF did not commence operations until October 30, 2018.

(4)	VanEck Vectors Long/Flat Trend ETF did not commence operations until October 4, 2017.

(5)	VanEck Vectors Real Asset Allocation ETF did not commence operations until April 9, 2018.

(6)	VanEck Vectors Video Gaming and eSports ETF did not commence operations until October 16, 2018.

With respect to the China Funds, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, VEAC (not the China Funds) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to each Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended April 30,
Fund	2017	2018	2019	2017	2018	2019
VanEck Vectors ChinaAMC China Bond ETF	$—	$—	$—	N/A	N/A	N/A

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2017	2018	2019	2017	2018	2019
VanEck Vectors China Growth Leaders ETF	$113,847	$20,298	$0	0.12%	0.03%	0.00%
VanEck Vectors ChinaAMC SME-ChiNext ETF	$1,379	$0	$0	0.01%	0.00%	0.00%

Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the China Funds by the Board, or by vote of the holders of a majority of each China Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by VEAC on six (6) months’ written notice to the Sub-Adviser or by the Sub-Adviser on six (6) months’ written notice to VEAC and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreement. VEARA provides an investment program for the Cayman Subsidiary and manages the investment of the Cayman Subsidiary’s assets under the overall supervision of the Board of Directors of the Cayman Subsidiary. Pursuant to a management agreement between VEARA and the Cayman Subsidiary (the “Cayman Subsidiary Investment Management Agreement”), VEARA will receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts against the fees payable to VEARA by VanEck Vectors Real Asset Allocation ETF.
The Cayman Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Cayman Subsidiary by the Board of Directors of the Cayman Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to the Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreement, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Cayman Subsidiary in connection with the performance of the Cayman Subsidiary

Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Vectors Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).
Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.
Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiary pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiary’s assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Vectors Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Vectors Gold Miners ETF to State Street for providing fund accounting services to VanEck Vectors Gold Miners ETF.
The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Affiliated Index Provider
The MVIS ® Africa Index (the “Africa Index”), MVIS ® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS ® Egypt Index (the “Egypt Index”), MVIS ® EM Aggregate Bond Index (“EM Aggregate Bond Index”), MVIS ® Global Agribusiness Index (the “Agribusiness Index”), MVIS ® Global Coal Index (the “Coal Index”), MVIS ® Global Gaming Index (the “Gaming Index”), MVIS ® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS ® Global Mortgage REITs Index (the “Mortgage REITs Index”), MVIS ® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS ® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS ® Global Unconventional Oil & Gas Index (the “Oil & Gas Index”), MVIS ® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS ® Global Video Gaming & eSports Index (the “eSports Index”), MVIS ® Indonesia Index (the “Indonesia Index”), MVIS ® North America Energy Infrastructure Index (the “Energy Index”), MVIS ® Russia Index (the “Russia Index”), MVIS ® Russia Small-Cap Index (the “Russia Small-Cap Index”), MVIS ® US Business Development Companies Index (the “BDC Index”), MVIS ® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS ® US Listed Biotech 25 Index (the “Biotech Index”), MVIS ® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS ® US Listed Retail 25 Index (the “Retail Index”), MVIS ® US Listed Semiconductor 25 Index (the “Semiconductor Index”) and MVIS ® Vietnam Index (the “Vietnam Index”) (each an “MVIS Index,” and collectively, the “MVIS Indices”) are published by MV Index Solutions GmbH (“MVIS”), which is a wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks an MVIS Index, MVIS has retained Solactive AG (“Solactive”), an unaffiliated third party (the “Calculation Agent”), to calculate the MVIS Indices. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MVIS Indices on a daily basis. MVIS will monitor the results produced by the Calculation Agent to help ensure that the MVIS Indices are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MVIS have established policies and procedures designed to prevent non-public information about pending changes to an MVIS Index from being used or disseminated in an improper manner. Furthermore, VEAC and MVIS have established policies and procedures designed to prevent improper use and dissemination of non-public information about VanEck Vectors Africa Index ETF’s, VanEck Vectors Agribusiness ETF’s, VanEck Vectors Brazil Small-Cap ETF’s, VanEck Vectors BDC Income ETF’s, VanEck Vectors Biotech ETF’s, VanEck Vectors Coal ETF’s, VanEck Vectors Egypt Index ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Energy Income ETF's, VanEck Vectors Gaming ETF’s, VanEck Vectors Indonesia Index ETF’s, VanEck Vectors Investment Grade Floating Rate ETF’s, VanEck Vectors Junior Gold Miners ETF’s, VanEck Vectors Mortgage REIT Income ETF’s, VanEck Vectors Oil Refiners ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Pharmaceutical ETF’s, VanEck Vectors Retail ETF’s, VanEck Vectors Rare Earth/Strategic Metals ETF’s, VanEck Vectors Russia ETF’s, VanEck Vectors Russia Small-Cap ETF’s, VanEck Vectors Semiconductor ETF’s, VanEck Vectors Unconventional Oil & Gas ETF’s, VanEck Vectors Uranium+Nuclear Energy ETF’s, VanEck Vectors Video Gaming and eSports ETF’s and VanEck Vectors Vietnam ETF’s (collectively, the "MVIS Index ETFs") portfolio strategies and to the portfolio manager of the MVIS Index ETFs from having any influence on the construction of the applicable MVIS Index’s methodology.
Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities.

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Biotech ETF	9/30/2019	$50,467	$1,082	$0	$0	$0	$42,136	$0	$43,218	$7,249
VanEck Vectors Environmental Services ETF	9/30/2019	$12,769	$791	$0	$0	$0	$7,631	$0	$8,422	$4,347
VanEck Vectors Gaming ETF	9/30/2019	$11,345	$330	$0	$0	$0	$8,779	$0	$9,109	$2,236
VanEck Vectors Morningstar Durable Dividend ETF	9/30/2019	$586	$59	$0	$0	$0	$193	$0	$252	$334
VanEck Vectors Morningstar Global Wide Moat ETF	9/30/2019	$154	$14	$0	$0	$0	$61	$0	$75	$79
VanEck Vectors Morningstar International Moat ETF	9/30/2019	$67,436	$4,799	$0	$0	$0	$25,501	$0	$30,300	$37,136
VanEck Vectors Morningstar Wide Moat ETF	9/30/2019	$632,791	$10,755	$0	$0	$0	$540,051	$0	$550,806	$81,985
VanEck Vectors Long/Flat Trend ETF	9/30/2019	$3,893	$25	$0	$0	$0	$3,668	$0	$3,693	$200
VanEck Vectors Pharmaceutical ETF	9/30/2019	$57,854	$6,972	$0	$0	$0	$13,923	$0	$20,895	$36,959
VanEck Vectors Retail ETF	9/30/2019	$2,705	$49	$0	$0	$0	$2,295	$0	$2,344	$361
VanEck Vectors Semiconductor ETF	9/30/2019	$574,666	$20,171	$0	$0	$0	$426,210	$0	$446,381	$128,285
VanEck Vectors Video Gaming and eSports ETF	9/30/2019	$11,721	$245	$0	$0	$0	$10,084	$0	$10,329	$1,392

VanEck Vectors Africa Index ETF	12/31/2019	$238,945	$28,082	$0	$0	$0	$20,261	$0	$48,343	$190,602
VanEck Vectors Agribusiness ETF	12/31/2019	$1,352,732	$163,749	$0	$0	$0	$243,941	$0	$407,690	$945,042
VanEck Vectors Brazil Small-Cap ETF	12/31/2019	$26,154	$3,064	$0	$0	$0	$4,501	$0	$7,565	$18,589
VanEck Vectors Coal ETF	12/31/2019	$76,416	$7,903	$0	$0	$0	$21,438	$0	$29,341	$47,075
VanEck Vectors Egypt Index ETF	12/31/2019	$2,271	$380	$0	$0	$0	$4	$0	$384	$1,887
VanEck Vectors Gold Miners ETF	12/31/2019	$3,546,441	$221,453	$0	$0	$0	$2,109,453	$0	$2,330,906	$1,215,535
VanEck Vectors Indonesia Index ETF	12/31/2019	$1,283	$179	$0	$0	$0	$64	$0	$243	$1,040
VanEck Vectors Israel ETF	12/31/2019	$30,739	$3,263	$0	$0	$0	$9,754	$0	$13,017	$17,722
VanEck Vectors Junior Gold Miners ETF	12/31/2019	$3,798,051	$423,684	$0	$0	$0	$919,745	$0	$1,343,429	$2,454,622

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Low Carbon Energy ETF	12/31/2019	$196,357	$9,458	$0	$0	$0	$133,715	$0	$143,173	$53,184
VanEck Vectors Natural Resources ETF	12/31/2019	$63,037	$6,174	$0	$0	$0	$19,345	$0	$25,519	$37,518
VanEck Vectors Oil Refiners ETF	12/31/2019	$1,605	$164	$0	$0	$0	$561	$0	$725	$880
VanEck Vectors Oil Services ETF	12/31/2019	$1,537,612	$89,859	$0	$0	$0	$857,937	$0	$947,796	$589,816
VanEck Vectors Rare Earth/Strategic Metals ETF	12/31/2019	$2,712,327	$396,236	$0	$0	$0	$43,480	$0	$439,716	$2,272,611
VanEck Vectors Russia ETF	12/31/2019	$10,174	$375	$0	$0	$0	$0	$0	$375	$9,799
VanEck Vectors Russia Small-Cap ETF	12/31/2019	$4,460	$431	$0	$0	$0	$1,070	$0	$1,501	$2,959
VanEck Vectors Steel ETF	12/31/2019	$167,277	$6,926	$0	$0	$0	$118,714	$0	$125,640	$41,637
VanEck Vectors Unconventional Oil & Gas ETF	12/31/2019	$13,662	$473	$0	$0	$0	$10,490	$0	$10,963	$2,699
VanEck Vectors Uranium+Nuclear Energy ETF	12/31/2019	$21,871	$2,031	$0	$0	$0	$8,240	$0	$10,271	$11,600
VanEck Vectors Vietnam ETF	12/31/2019	$152,461	$16,535	$0	$0	$0	$42,658	$0	$59,193	$93,268

VanEck Vectors BDC Income ETF	4/30/2019	$817,007	$79,450	$0	$0	$0	$191,336	$0	$270,786	$546,221
VanEck Vectors Emerging Markets Aggregate Bond ETF	4/30/2019	$4,964	$155	$0	$0	$0	$3,716	$0	$3,871	$1,093
VanEck Vectors Emerging Markets High Yield Bond ETF	4/30/2019	$431,250	$21,470	$0	$0	$0	$254,878	$0	$276,348	$154,902
VanEck Vectors Fallen Angel High Yield Bond ETF	4/30/2019	$1,760,717	$137,425	$0	$0	$0	$645,061	$0	$782,486	$978,231
VanEck Vectors Green Bond ETF	4/30/2019	$3,337	$111	$0	$0	$0	$2,373	$0	$2,484	$853
VanEck Vectors International High Yield Bond ETF	4/30/2019	$301,553	$19,935	$0	$0	$0	$138,322	$0	$158,257	$143,296
VanEck Vectors Investment Grade Floating Rate ETF	4/30/2019	$82,574	$2,488	$0	$0	$0	$61,742	$0	$64,230	$18,344
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	4/30/2019	$2,391,401	$80,754	$0	$0	$0	$1,690,778	$0	$1,771,532	$619,869

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Mortgage REIT Income ETF	4/30/2019	$182,317	$5,930	$0	$0	$0	$133,187	$0	$139,117	$43,200
VanEck Vectors Preferred Securities ex Financials ETF	4/30/2019	$879,312	$96,852	$0	$0	$0	$53,901	$0	$150,753	$728,559

[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.

[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

[4]	These administrative fees are not included in the revenue split.

[5]	These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	18	$7,197.37 million	12/31/2019
	Other Pooled Investment Vehicles	7	$698.74 million	12/31/2019
	Other Accounts	0	$0	12/31/2019
Guo Hua (Jason) Jin	Registered Investment Companies	17	$7,188.41 million	12/31/2019
	Other Pooled Investment Vehicles	7	$698.74 million	12/31/2019
	Other Accounts	0	$0	12/31/2019
James T. Colby III	Registered Investment Companies	0	$0	4/30/2019
	Other Pooled Investment Vehicles	0	$0	4/30/2019
	Other Accounts	0	$0	4/30/2019
Francis G. Rodilosso	Registered Investment Companies	0	$0	4/30/2019
	Other Pooled Investment Vehicles	3	$86.03 million	4/30/2019
	Other Accounts	0	$0	4/30/2019
David Schassler	Registered Investment Companies	1	$39.32 million	9/30/2019
	Other Pooled Investment Vehicles	0	$0	9/30/2019
	Other Accounts	0	$0	9/30/2019
Barak Laks (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	9/30/2019
	Other Pooled Investment Vehicles	0	$0	9/30/2019
	Other Accounts	0	$0	9/30/2019
None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the funds in the Trust that are managed by Messrs. Colby, Jin, Laks, Liao, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck Vectors Real Asset Allocation ETF and VanEck Vectors Municipal Allocation ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Messrs. Colby, Jin, Laks, Liao, Rodilosso and Schassler or the Advisers.

China Asset Management (Hong Kong) Limited (relating to the China Funds only).
The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at China Asset Management (Hong Kong) Limited and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Max Lan	Registered Investment Companies	11	$2.59 billion	12/31/2019
	Other Pooled Investment Vehicles	0	$0	12/31/2019
	Other Accounts	0	$0	12/31/2019
Cai Jing	Registered Investment Companies	8	$2.09 billion	4/30/2019
	Other Pooled Investment Vehicles	0	$0	4/30/2019
	Other Accounts	5	$1.37 million	4/30/2019
Mr. Lan and Ms. Jing manage other funds and mandates, including certain ETFs that have similar investment strategies to the China Funds, which may create conflicts of interest with respect to portfolio management decisions and execution. Mr. Lan and Ms. Jing expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Vectors Municipal Allocation ETF or VanEck Vectors Real Asset Allocation ETF, may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)
The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).
Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated.

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Vectors Biotech ETF	September 30, 2019	None
	VanEck Vectors Environmental Services ETF	September 30, 2019	$10,001 to $50,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Vectors Gaming ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Durable Dividend ETF	September 30, 2019	None
	VanEck Vectors Global Wide Moat ETF	September 30, 2019	None
	VanEck Vectors Morningstar International Moat ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Morningstar Wide Moat ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Long/Flat Trend ETF	September 30, 2019	None
	VanEck Vectors Pharmaceutical ETF	September 30, 2019	None
	VanEck Vectors Retail ETF	September 30, 2019	None
	VanEck Vectors Semiconductor ETF	September 30, 2019	$10,001 to $50,000
	VanEck Vectors Video Gaming and eSports ETF	September 30, 2019	None

	VanEck Vectors Energy Income ETF	November 30, 2019	None

	VanEck Vectors Africa ETF	December 31, 2019	None
	VanEck Vectors Agribusiness ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Brazil Small-Cap ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors China Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2019	None
	VanEck Vectors Coal ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Egypt Index ETF	December 31, 2019	None
	VanEck Vectors Low Carbon Energy ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Gold Miners ETF	December 31, 2019	$100,001 to $500,000
	VanEck Vectors India Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Indonesia Index ETF	December 31, 2019	$10,001 to $50,000
	VanEck Vectors Israel ETF	December 31, 2019	None
	VanEck Vectors Junior Gold Miners ETF	December 31, 2019	None
	VanEck Vectors Natural Resources ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Oil Refiners ETF	December 31, 2019	None
	VanEck Vectors Oil Services ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Russia ETF	December 31, 2019	$50,001 to $100,000
	VanEck Vectors Russia Small-Cap ETF	December 31, 2019	None
	VanEck Vectors Steel ETF	December 31, 2019	None
	VanEck Vectors Unconventional Oil & Gas ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Uranium+Nuclear Energy ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Vietnam ETF	December 31, 2019	None

	VanEck Vectors BDC Income ETF	April 30, 2019	None
	VanEck Vectors CEF Municipal Income ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Mortgage REIT Income ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Preferred Securities ex Financials ETF	April 30, 2019	$1 to $10,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Guo Hua (Jason) Jin	VanEck Vectors Biotech ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Environmental Services ETF	September 30, 2019	None
	VanEck Vectors Gaming ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Durable Dividend ETF	September 30, 2019	None
	VanEck Vectors Global Wide Moat ETF	September 30, 2019	None
	VanEck Vectors Morningstar International Moat ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Morningstar Wide Moat ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Long/Flat Trend ETF	September 30, 2019	None
	VanEck Vectors Pharmaceutical ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Retail ETF	September 30, 2019	None
	VanEck Vectors Semiconductor ETF	September 30, 2019	$1 to $10,000
	VanEck Vectors Video Gaming and eSports ETF	September 30, 2019	None

	VanEck Vectors Energy Income ETF	November 30, 2019	None

	VanEck Vectors Africa ETF	December 31, 2019	None
	VanEck Vectors Agribusiness ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Brazil Small-Cap ETF	December 31, 2019	None
	VanEck Vectors China Growth Leaders ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors ChinaAMC SME-ChiNext ETF	December 31, 2019	None
	VanEck Vectors Coal ETF	December 31, 2019	None
	VanEck Vectors Egypt Index ETF	December 31, 2019	None
	VanEck Vectors Low Carbon Energy ETF	December 31, 2019	None
	VanEck Vectors Gold Miners ETF	December 31, 2019	None
	VanEck Vectors India Growth Leaders ETF	December 31, 2019	None
	VanEck Vectors Indonesia Index ETF	December 31, 2019	None
	VanEck Vectors Israel ETF	December 31, 2019	None
	VanEck Vectors Junior Gold Miners ETF	December 31, 2019	None
	VanEck Vectors Natural Resources ETF	December 31, 2019	None
	VanEck Vectors Oil Refiners ETF	December 31, 2019	None
	VanEck Vectors Oil Services ETF	December 31, 2019	None
	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31, 2019	$1 to $10,000
	VanEck Vectors Russia ETF	December 31, 2019	None
	VanEck Vectors Russia Small-Cap ETF	December 31, 2019	None
	VanEck Vectors Steel ETF	December 31, 2019	None
	VanEck Vectors Unconventional Oil & Gas ETF	December 31, 2019	None
	VanEck Vectors Uranium+Nuclear Energy ETF	December 31, 2019	None
	VanEck Vectors Vietnam ETF	December 31, 2019	$1 to $10,000

	VanEck Vectors BDC Income ETF	April 30, 2019	None
	VanEck Vectors CEF Municipal Income ETF	April 30, 2019	None
	VanEck Vectors Mortgage REIT Income ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Preferred Securities ex Financials ETF	April 30, 2019	None

James T. Colby III	VanEck Vectors AMT-Free Intermediate Municipal Index ETF	April 30, 2019	$1 to $10,000

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Vectors AMT-Free Long Municipal Index ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors AMT-Free Short Municipal Index ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors High-Yield Municipal Index ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Short High-Yield Municipal Index ETF	April 30, 2019	$1 to $10,000

Francis G. Rodilosso	VanEck Vectors ChinaAMC China Bond ETF	April 30, 2019	None
	VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Emerging Markets High Yield Bond ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Fallen Angel High Yield Bond ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Green Bond ETF	April 30, 2019	None
	VanEck Vectors International High Yield Bond ETF	April 30, 2019	$1 to $10,000
	VanEck Vectors Investment Grade Floating Rate ETF	April 30, 2019	$10,001 to $50,000
	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30, 2019	$10,001 to $50,000

David Schassler	VanEck Vectors Municipal Allocation ETF	April 30, 2019	None
	VanEck Vectors Real Asset Allocation ETF	September 30, 2019	$10,001 to $50,000

Barak Laks (Deputy Portfolio Manager)	VanEck Vectors Municipal Allocation ETF	April 30, 2019	None
	VanEck Vectors Real Asset Allocation ETF	September 30, 2019	None
Mr. Lan and Ms. Jing did not own any Shares of the China Funds, as applicable, as of each of these Funds’ fiscal year ends.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the Sub-Adviser (with respect to the China Funds) look for prompt execution of the order at a favorable price. Generally, the Advisers and the Sub-Adviser (with respect to the China Funds) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the Sub-Adviser (with respect to the China Funds) owe a duty to each of their clients to seek best execution on trades effected. The Advisers and the Sub-Adviser (with respect to the China Funds) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The Sub-Adviser oversees placing orders on behalf of the China Funds’ assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the China Funds’ assets allocated to it and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
VanEck Vectors Real Asset Allocation ETF experienced a significant increase in portfolio turnover for the fiscal year ended September 30, 2019 that resulted from changes in the allocation of the Fund’s investments between (i) real asset investments and (ii) cash and/or cash equivalents. These allocation changes were driven by the Adviser’s use of a proprietary, rules-based real asset allocation model that adjusts its allocation signals on a monthly basis.
Because the VanEck Vectors Municipal Allocation ETF did not commence operations until May 15, 2019, any brokerage commissions paid by the Fund are not reflected in this SAI.
The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended November 30,

Fund	2017	2018	2019
VanEck Vectors Energy Income ETF*	$60,877	$24,375	$46,890

*VanEck Vectors Energy Income ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2017	2018	2019
VanEck Vectors Africa Index ETF*	$120,608	$57,764	$115,956
VanEck Vectors Agribusiness ETF	$262,152	$210,236	$225,512
VanEck Vectors Brazil Small-Cap ETF	$117,345	$83,172	$70,963
VanEck Vectors China Growth Leaders ETF	$89,637	$78,990	$76,461
VanEck Vectors ChinaAMC SME-ChiNext ETF*	$16,372	$14,503	$24,689
VanEck Vectors Coal ETF	$56,056	$32,858	$17,629
VanEck Vectors Egypt Index ETF	$136,563	$253,362	$182,763
VanEck Vectors Gold Miners ETF	$1,328,494	$2,184,205	$1,283,236
VanEck Vectors India Growth Leaders ETF	$325,468	$287,761	$176,636
VanEck Vectors Indonesia Index ETF	$20,229	$14,980	$8,253
VanEck Vectors Israel ETF	$11,834	$13,528	$9,632
VanEck Vectors Junior Gold Miners ETF	$1,220,353	$1,296,499	$1,153,770
VanEck Vectors Low Carbon Energy ETF*	$22,532	$38,159	$51,212
VanEck Vectors Natural Resources ETF	$49,752	$33,166	$24,487
VanEck Vectors Oil Refiners ETF	$2,568	$28,444	$13,421
VanEck Vectors Oil Services ETF	$439,911	$278,814	$129,778
VanEck Vectors Rare Earth/Strategic Metals ETF*	$173,582	$295,416	$395,792
VanEck Vectors Russia ETF	$499,882	$449,142	$301,554
VanEck Vectors Russia Small-Cap ETF	$53,476	$40,232	$19,994
VanEck Vectors Steel ETF	$49,815	$28,669	$16,622
VanEck Vectors Unconventional Oil & Gas ETF	$13,614	$18,158	$6,083
VanEck Vectors Uranium+Nuclear Energy ETF	$8,668	$12,907	$5,247
VanEck Vectors Vietnam ETF	$297,877	$423,451	$389,195

*VanEck Vectors Africa Index ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Low Carbon Energy ETF and VanEck Vectors Rare Earth/Strategic Metals ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2017	2018	2019
VanEck Vectors AMT-Free Intermediate Municipal Index ETF	$600	$ –	$ –
VanEck Vectors AMT- Free Long Municipal Index ETF	$ –	$ –	$ –
VanEck Vectors AMT-Free Short Municipal Index ETF	$ –	$ –	$ –
VanEck Vectors BDC Income ETF	$25,859	$48,604	$36,263
VanEck Vectors CEF Municipal Income ETF	$15,940	$11,970	$20,436
VanEck Vectors ChinaAMC China Bond ETF	$1,080	$1,123	$395
VanEck Vectors Emerging Markets Aggregate Bond ETF	$ –	$ –	$ –
VanEck Vectors Emerging Markets High Yield Bond ETF	$ –	$ –	$ –
VanEck Vectors Fallen Angel High Yield Bond ETF	$198	$ –	$ –
VanEck Vectors Green Bond ETF	$ –	$ –	$ –
VanEck Vectors High-Yield Municipal Index ETF	$ –	$ –	$ –
VanEck Vectors International High Yield Bond ETF	$ –	$ –	$10
VanEck Vectors Investment Grade Floating Rate ETF	$ –	$ –	$ –
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	$ –	$ –	$ –
VanEck Vectors Mortgage REIT Income ETF	$34,328	$40,683	$61,941
VanEck Vectors Municipal Allocation ETF***	N/A	N/A	N/A
VanEck Vectors Preferred Securities ex Financials ETF	$153,516	$273,187	$207,661
VanEck Vectors Short High-Yield Municipal Index ETF	$ –	$ –	$ –

	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2017	2018	2019
VanEck Vectors Biotech ETF	$245,277	$221,295	$134,338
VanEck Vectors Environmental Services ETF	$7,507	$7,811	$10,438
VanEck Vectors Gaming ETF	$7,612	$15,877	$7,650
VanEck Vectors Morningstar Durable Dividend ETF**	N/A	N/A	$3,455
VanEck Vectors Morningstar Global Wide Moat ETF**	N/A	N/A	$1,907
VanEck Vectors Morningstar International Moat ETF	$37,133	$66,195	$55,701
VanEck Vectors Morningstar Wide Moat ETF†	$430,573	$454,958	$762,147
VanEck Vectors Long/Flat Trend ETF**†	N/A	$10,393	$26,733
VanEck Vectors Pharmaceutical ETF	$158,133	$69,305	$50,316
VanEck Vectors Real Asset Allocation ETF**†	N/A	$7,026	$51,977
VanEck Vectors Retail ETF	$19,615	$18,485	$13,467
VanEck Vectors Semiconductor ETF	$187,102	$265,060	$199,835
VanEck Vectors Video Gaming and eSports ETF**	N/A	N/A	$11,085
**VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Real Asset Allocation ETF and VanEck Vectors Video Gaming and eSports ETF did not commence operations until October 4, 2017, October 30, 2018, October 30, 2018, April 9, 2018 and October 16, 2018 respectively.

***VanEck Vectors Municipal Allocation ETF did not commence operations until May 15, 2019.

† VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Long/Flat Trend ETF and VanEck Vectors Real Asset Allocation ETF experienced increased aggregate brokerage commissions for the fiscal year ended September 30, 2019 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
CREATION AND REDEMPTION OF CREATION UNITS
General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.
Fund Deposit
The consideration for a purchase of Creation Units of certain Funds, generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s respective Index, as applicable, and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Fund, of cash as set forth in the table under the heading “Creation and Redemption Features." The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all Fund Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.
Each Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisers with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisers on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index, as applicable, or resulting from stock splits and other corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, each Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.
Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit) of a Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.
In connection with all orders to create Creation Units for the China Funds, the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 15% of the net asset value of the China Funds’ shares, respectively, included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.
Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)
Placement of Creation Orders Outside Clearing Process—Foreign Funds
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisers, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer

Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A fixed creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction.
Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with VanEck Vectors China Growth Leaders ETF ’s swap transactions, applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
Each Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrators on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee
The basic redemption transaction fee for each Fund, in the amount set forth in the chart found under the "General Description of the Trust - Creation and Redemption Features" section of this SAI, is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request.
An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with VanEck Vectors China Growth Leaders ETF ’s swap transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.
Placement of Redemption Orders Outside Clearing Process—Foreign Funds
Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within two business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.
VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors China Growth Leaders ETF , VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and VanEck Vectors Vietnam ETF generally intend to effect creation transactions of Creation Units within two business days and settle redemption transactions on the third Business Day following the trade date (“T+3”). VanEck Vectors India Growth Leaders ETF generally intends to effect creation transactions of Creation Units within two business days and settle redemption transactions on the fourth Business Day following the trade date (“T+4”). VanEck Vectors ChinaAMC China Bond ETF generally intends to effect creation transactions of Creation Units on the Business Day after the trade date (“T+1”) and settle redemption transactions on T+4.
For redemptions submitted on a dividend declaration date, the Funds intend to settle redemption transactions on the second business day (“T+2”). The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund.
DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by each Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”
General Policies
Dividends from net investment income, if any, are declared and paid monthly for VanEck Vectors Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck Vectors BDC Income ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Pharmaceutical ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking (for each Fund except VanEck Vectors Municipal Allocation ETF or VanEck Vectors Real Asset Allocation ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Vectors Morningstar Global Wide Moat ETF and VanEck Vectors Video Gaming and eSports ETF, monthly for VanEck Vectors Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck Vectors BDC Income ETF, VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Energy Income ETF and VanEck Vectors Mortgage REIT Income ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds, the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of May 14, 2019, no entity beneficially or of record owned any voting securities of the VanEck Vectors Municipal Allocation ETF.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows:

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2019	VanEck Vectors Biotech ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.78%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	8.68%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.57%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.57%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.20%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	5.14%
December 31, 2019	VanEck Vectors Environmental Services ETF	September 30	State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA, 02105-1631	14.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.60%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.44%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	10.10%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.41%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.28%
			National Bank Financial Inc. 1010 De La Gauchetiere Montreal, BC, H3B 5J2	6.74%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	5.21%

December 31, 2019	VanEck Vectors Gaming ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.64%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245	10.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.46%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	8.73%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.68%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.67%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.40%
December 31, 2019	VanEck Vectors Morningstar Durable Dividend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	48.39%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	31.59%
December 31, 2019	VanEck Vectors Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	28.01%
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	16.00%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	15.59%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.79%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	5.80%

December 31, 2019	VanEck Vectors Morningstar International Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	30.42%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.60%
			RBC Capital Markets Corporation 1 Liberty St New York, NY 10006	9.78%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	6.14%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.34%
December 31, 2019	VanEck Vectors Morningstar Wide Moat ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.69%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.01%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.66%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.76%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	5.58%
December 31, 2019	VanEck Vectors Long/Flat Trend ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.58%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.04%
			Folio Investments, Inc. 8180 Greenboro Drive, 8th Floor McLean, VA 22102	12.80%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	8.15%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	7.62%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	7.35%
December 31, 2019	VanEck Vectors Pharmaceutical ETF	September 30	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	10.11%

			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.81%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.27%
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	6.65%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.87%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.87%
			The Northern Trust Company/United Nation 801 S Canal Street Chicago, IL 60607	5.73%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.41%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.35%
			BNP Paribas, New York Branch/BNP Paribas Prime Brokerage Custodian 525 Washington Blvd, 9th Floor Jersey City, NJ, 07310	5.03%
December 31, 2019	VanEck Vectors Real Asset Allocation ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	45.27%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.74%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	20.67%
December 31, 2019	VanEck Vectors Retail ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.91%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.55%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	9.78%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.98%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.76%
			Fifth Third Bank 1MOB2F 5001 Kingsley Drive Cincinnati, OH 45263	6.21%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.03%

December 31, 2019	VanEck Vectors Semiconductor ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.12%
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	11.20%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.58%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.86%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.70%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center, North Tower New York, NY 10080	6.50%
			State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA 02105-1631	5.23%
December 31, 2019	VanEck Vectors Video Gaming and eSports ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	14.56%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.53%
			Citibank - 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	11.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.09%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.12%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	5.43%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.29%

February 29, 2020	VanEck Vectors Energy Income ETF	November 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.12%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.75%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	14.11%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	11.16%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.06%

March 31, 2020	VanEck Vectors Africa Index ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.91%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.06%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	9.94%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.78%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.96%
March 31, 2020	VanEck Vectors Agribusiness ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	13.00%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.93%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.63%
March 31, 2020	VanEck Vectors Brazil Small-Cap ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.10%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	10.71%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.37%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.07%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.05%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern PA 19355	5.51%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.13%

March 31, 2020	VanEck Vectors China Growth Leaders ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	27.74%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	26.35%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.37%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.45%
March 31, 2020	VanEck Vectors ChinaAMC SME- ChiNext ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	24.14%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.22%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.12%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	6.91%
March 31, 2020	VanEck Vectors Coal ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.59%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.01%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.21%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.14%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.94%

March 31, 2020	VanEck Vectors Egypt Index ETF	December 31	Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	15.84%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	14.02%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	13.96%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.09%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.69%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.31%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	6.00%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.23%
March 31, 2020	VanEck Vectors Gold Miners ETF	December 31	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	9.31%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.02%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.32%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	5.71%

March 31, 2020	VanEck Vectors India Growth Leaders ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	11.98%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.13%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.73%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.09%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.78%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	5.61%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	5.17%
March 31, 2020	VanEck Vectors Indonesia Index ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	17.23%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.67%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.13%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.17%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.10%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	5.30%
March 31, 2020	VanEck Vectors Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.75%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.42%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.71%
			Fifth Third Bank 5001 Kingsley Drive Cincinnati, OH 45263	5.71%

March 31, 2020	VanEck Vectors Junior Gold Miners ETF	December 31	Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	9.03%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.82%
			Citigroup Global Markets, Inc. / Correspondent Clearing 390 Greenwich St, New York, NY 10013	7.52%
			The Bank of New York Mellon 111 Sanders Creek Parkway, 2nd Floor, East Syracuse New York, NY 13057	7.24%
			The Bank of New York Mellon 111 Sanders Creek Parkway, 1st FL UIT/ETF TA Syracuse, NY 13057	6.46%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.22%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07302	5.07%
March 31, 2020	VanEck Vectors Low Carbon Energy ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	20.79%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.17%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.59%
March 31, 2020	VanEck Vectors Natural Resources ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.17%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	16.72%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.09%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	11.21%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	10.17%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.74%

March 31, 2020	VanEck Vectors Oil Refiners ETF	December 31	Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07399	19.23%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.68%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.02%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.09%
			Merrill Lynch Professional Clearing Corp. 101 Hudson Street Jersey City, NJ 07399	6.69%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07302	5.20%
March 31, 2020	VanEck Vectors Oil Services ETF	December 31	State Street Bank & Trust/ State Street Total ETF P.O. Box 1631 Boston, MA, 02105-1631	14.03%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	12.21%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.67%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.44%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.11%
			Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	6.41%
March 31, 2020	VanEck Vectors Rare Earth/Strategic Metals ETF	December 31	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	31.13%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	12.99%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.38%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.12%

March 31, 2020	VanEck Vectors Russia ETF	December 31	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	10.04%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.93%
			Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, N.Y. 10010-3629	9.77%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	8.80%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.16%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	5.11%
March 31, 2020	VanEck Vectors Russia Small-Cap ETF	December 31	E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	16.03%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.73%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	9.09%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	8.95%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	8.77%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.52%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.76%

March 31, 2020	VanEck Vectors Steel ETF	December 31	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	16.27%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.31%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.26%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.76%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.30%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.88%
			Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, N.Y. 10010-3629	5.53%
March 31, 2020	VanEck Vectors Unconventional Oil & Gas ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.93%
			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	14.14%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.96%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.53%
			State Street Bank & Trust/ State Street Total ETF P.O. BOX 1631 Boston, MA, 02105-1631	7.25%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.96%
March 31, 2020	VanEck Vectors Uranium+Nuclear Energy ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.30%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.51%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.63%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	9.18%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.02%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.69%

			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern PA 19355	5.25%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.02%
March 31, 2020	VanEck Vectors Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	17.41%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.08%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.70%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	7.50%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.12%

July 31, 2019	VanEck Vectors AMT-Free Intermediate Municipal Index ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	58.10%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.24%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.82%
July 31, 2019	VanEck Vectors AMT-Free Long Municipal Index ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	15.01%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.89%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.25%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.70%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.41%
			Wells Fargo Clearing Services, LLC-2801 Market Street, H0006-09B St Louis, MO 63103	6.14%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.13%

July 31, 2019	VanEck Vectors AMT-Free Short Municipal Index ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.43%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	12.19%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.19%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.47%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	7.31%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.32%
July 31, 2019	VanEck Vectors BDC Income ETF	April 30	LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	17.74%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	15.21%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.46%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	9.56%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.43%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.34%
July 31, 2019	VanEck Vectors CEF Municipal Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	27.93%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.73%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.69%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	9.93%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	7.78%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.52%
			Raymond James & Associates Inc. 880 Carillon Parkway, St. Petersburg, FL 33716	5.40%

July 31, 2019	VanEck Vectors ChinaAMC China Bond ETF	April 30	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	30.21%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.74%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.31%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.17%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.08%
July 31, 2019	VanEck Vectors Emerging Markets Aggregate Bond ETF	April 30	Van Eck Associates Corporation 666 Third Avenue New York, NY 10017	57.14%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.54%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	9.21%
July 31, 2019	VanEck Vectors Emerging Markets High Yield Bond ETF	April 30	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	19.29%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.58%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.00%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.95%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	7.75%
July 31, 2019	VanEck Vectors Fallen Angel High Yield Bond ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	26.45%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.96%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.39%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.19%

July 31, 2019	VanEck Vectors Green Bond ETF	April 30	Van Eck Associates Corporation 666 Third Avenue New York, NY 10017	29.00%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.15%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	11.77%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.64%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	7.30%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	5.01%
July 31, 2019	VanEck Vectors High-Yield Municipal Index ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	16.26%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.80%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.96%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.79%
			SEI PrivateTrust Company 1 Freedom Valley Drive Oaks, PA 19456	6.07%
			Bank of America, NA 411 N. Akard Street, 5th Floor Dallas, TX 75201-3307	6.05%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.03%
July 31, 2019	VanEck Vectors International High Yield Bond ETF	April 30	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	18.08%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	13.11%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.91%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.50%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.52%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.77%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	5.89%

			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	5.37%
July 31, 2019	VanEck Vectors Investment Grade Floating Rate ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.54%
			The Bank of New York Mellon - One Wall Street, 5th Floor New York, NY 10286-0001	15.42%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	14.79%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.17%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	5.01%
July 31, 2019	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	April 30	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	11.46%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.56%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.04%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.90%
			JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12 Dallas, TX 75254	7.13%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.75%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.66%
July 31, 2019	VanEck Vectors Mortgage REIT Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.92%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.02%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	16.41%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	6.83%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.31%

July 31, 2019	VanEck Vectors Preferred Securities ex Financials ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.28%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.03%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.70%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.69%
July 31, 2019	VanEck Vectors Short High-Yield Municipal Index ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.37%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.30%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	8.63%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.56%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	6.76%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.35%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.
Tax Status of the Funds
Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
To the extent VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF invests directly in the A-share market via a QFII or RQFII quota, or to the extent that VanEck Vectors ChinaAMC China Bond ETF invests directly in RMB Bonds, if any of these Funds does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Vectors Real Asset Allocation ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Municipal Allocation ETF, VanEck Vectors Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Vectors Real Asset Allocation ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.
Tax Consequences of Commodity-Linked Investments (VanEck Vectors Real Asset Allocation ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the ability for VanEck Vectors Real Asset Allocation ETF to invest directly in commodity-linked futures contracts or swaps and in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. The Fund intends to treat its income from the Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as the Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.
A foreign corporation, such as the Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary will derive income subject to U.S. withholding taxes.
The Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Cayman Subsidiary’s “subpart F” income when the Cayman Subsidiary recognizes that income, whether or not the Cayman Subsidiary distributes such income to the respective Fund. It is expected that all of the Cayman Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Cayman Subsidiary will be increased as a result of the Fund’s recognition of the Cayman Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Cayman Subsidiary to the extent of the Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in the Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Cayman Subsidiary in future periods.
The Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.
Tax Status of Underlying Funds
(VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF only)
Certain ETFs and other investment companies in which VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Real Asset Allocation ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Long/Flat Trend ETF, VanEck Vectors Municipal Allocation ETF, or VanEck Vectors Real Asset Allocation ETF invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.
Tax Consequences of Investment in MLPs (VanEck Vectors Energy Income ETF only)

The VanEck Vectors Energy Income ETF invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

Any distribution by an MLP treated as a partnership to the VanEck Vectors Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.

Any capital losses that the VanEck Vectors Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.

Tax Considerations with respect to Investments and Dividends
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck Vectors China Growth Leaders ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors China Growth Leaders ETF , VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Gaming ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Growth Leaders ETF , VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Video Gaming and eSports ETF and VanEck Vectors Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck Vectors ChinaAMC China Bond ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Emerging Markets High Yield Bond ETF’s, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF’s and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Vectors Real Asset Allocation ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. VanEck Vectors China Growth Leaders ETF ’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
VanEck Vectors ChinaAMC China Bond ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck Vectors ChinaAMC China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Municipal Allocation ETF and VanEck Vectors Short High-Yield Municipal Index ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck Vectors BDC Income ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck Vectors BDC Income ETF’s, VanEck Vectors Mortgage REIT Income ETF or VanEck Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment. Section 199A allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income as well for non-corporate taxpayers. Proposed regulations issued January 18, 2019 enable a regulated investment company to flow-through to its shareholders such income if received the Fund. VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Vectors Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck Vectors Municipal Allocation ETF invests in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds, VanEck Vectors CEF Municipal

Income ETF and VanEck Vectors Municipal Allocation ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds, VanEck Vectors CEF Municipal Income ETF and VanEck Vectors Municipal Allocation ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and VanEck Vectors CEF Municipal Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect the Municipal Funds. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Recent tax regulations and government guidance indicate that the Act’s provisions that required that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in foreign corporations with historical undistributed earnings may affect calculations in prior years of distributable investment income for VanEck Vectors Junior Gold Miners ETF which owned relevant percentages of certain foreign corporations in its portfolio during certain periods affected by the Act’s provisions potentially resulting in additional dividends by and excise tax and other tax penalties and charges on VanEck Vectors Junior Gold Miners ETF’s undistributed investment income.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.
Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of a Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources, Subpart F income with respect to VanEck Vectors Real Asset Allocation ETF’s investment in the Cayman Subsidiary and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck Vectors Real Asset Allocation ETF, a financial intermediary may in fact withhold even if the Fund does so report.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
While some parts of the FATCA rules have not been finalized, the Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.
Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Mauritius and India Tax Matters
(VanEck Vectors India Growth Leaders ETF Only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The VanEck Vectors India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice. The VanEck Vectors India Growth Leaders ETF has made an election to cause the Mauritius Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.
Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (which has been renamed the “Global Business License” effective January 1, 2019) to the Mauritius Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007 (“FSA 07”). The Mauritius Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.
The Mauritius Subsidiary will be taxed in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Prior to certain changes made by the Finance (Miscellaneous Provisions) Act 2018 (“FA 18”) to

the Mauritius Income Tax Act 1995 (“ITA 95”), effective January 1, 2019, a company holding a Category 1 Global Business License was entitled to claim a deemed tax credit on foreign source income at a rate which was the higher of:
(a)    the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or
(b)    a deemed foreign tax representing 80% of the Mauritius tax on such income.
The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a Category 1 Global Business License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation.
Effective January 1, 2019, the regime of deemed tax credit on foreign source income available to corporations holding a Category 1 Global Business License has been abolished and a partial exemption regime has been introduced. Under the partial exemption regime, a corporation holding a Global Business License will be granted an exemption of 80% on specified income, subject to meeting certain additional substance requirements (as further discussed below).
The exemption will apply on the following: (a) foreign source dividend, provided the dividend has not been allowed as a deduction in the source country; (b) foreign source interest income; (c) profit attributable to a permanent establishment of a resident company in a foreign company; (d) foreign source income derived by a collective investment scheme, closed end funds, CIS manager, administrator, investment adviser or asset manager licensed or approved by the FSC; and (e) income derived by companies engaged in ship and aircraft leasing.
No actual foreign tax credit will be allowed on foreign source income where the 80% exemption has been claimed.
However, the holder of a Category 1 Global Business License, where such license was issued on or before October 16, 2017, will be grandfathered until June 30, 2021. The regime of deemed tax credit on foreign source income will, therefore, continue to apply to the Mauritius Subsidiary until June 30, 2021.
Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities.
There is no Mauritius capital gains tax on the disposal of shares. However, following the changes to the India-Mauritius tax treaty in 2016, the rights to tax capital gains on the alienation of shares in an Indian Company has shifted to India. Any gain arising from the alienation of shares acquired before April 1, 2017 will be grandfathered. However, capital gains arising from the alienation of shares acquired between April 1, 2017 and March 31, 2019 will be limited to 50% of the domestic tax rate in India subject to limitation of benefit clause. Gains arising on the shares acquired after March 31, 2017 and disposed of after April 1, 2019 will be taxed at the full domestic rate in India.
Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a Global Business License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.
Substance Requirements. In determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC shall have regard to such matters as it deems necessary in the circumstances and in particular but without limitation to whether that corporation –

(a)	has at least 2 directors, resident in Mauritius, of sufficient caliber to exercise independence of mind and judgment;

(b)	maintains, at all times, its principal bank account in Mauritius;

(c)	keeps and maintains, at all times, its accounting records at its registered office in Mauritius;

(d)	prepares its statutory financial statements and causes such financial statements to be audited in Mauritius; and

(e)	provides for meetings of directors to include at least 2 directors from Mauritius.
In addition to the requirements mentioned above, when determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC will also consider whether a corporation meets at least one of the following criteria:

(a)	the corporation has or shall have office premises in Mauritius;

(b)	the corporation employs or shall employ on a full-time basis, at the administrative/technical level, at least one person who shall be resident in Mauritius;

(c)	the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;

(d)
the corporation holds, or is expected to hold, within the next 12 months, assets (excluding cash held in a bank account or shares/interests in another corporation holding a Global Business License) that are worth at least 100,000 United States dollars (USD) in Mauritius;

(e)	the corporation’s shares are listed on a securities exchange licensed by the Commission;

(f)	the corporation has, or is expected to have, a yearly expenditure in Mauritius that can be reasonably expected from any similar corporation that is controlled and managed from Mauritius.
Moreover, section 71 of FSA 07 has been amended by FA 18 such that a corporation holding a Global Business License must at all times:

(a)	carry out the core income generating activities in or from Mauritius by:

•	employing either directly or indirectly a reasonable number of suitably qualified persons to carry out the core activities; and

•	having a minimum level of expenditure, which is proportionate to its level of activities;

(b)	be managed and controlled from Mauritius; and

(c)	be administered by a management company.
Compliance with FATCA under Mauritius law. On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) which gives effect to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.
Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.
Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).
India. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with the provisions of the Treaty and the 2016 Protocol. As per Section 90(2) of the ITA 1961, the provisions of the ITA 1961 are subject to applicable tax treaty relief.
In order to claim the beneficial provisions of the Treaty (discussed below), the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Mauritius

Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.
Under Circular 789 (dated April 13, 2000) issued by the CBDT in India, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and holds a valid TRC issued by the Mauritius income tax authorities.
It may be noted that the Supreme Court of India has upheld the validity of Circular 789 and accordingly, upon obtaining a Mauritius TRC, under the relevant taxation provisions, the Mauritius Subsidiary should be eligible for the benefits under the Treaty.
Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Mauritius Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.
Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.
India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into the 2016 Protocol amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident.
Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision, which gives India the ability to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. With the exception of gains made on shares of an Indian company acquired by the Mauritius Subsidiary before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold, capital gains earned by the Mauritius Subsidiary from the sale of shares of an Indian company are taxable in India at the prevailing Indian capital gains tax rate.
Interest income derived by a Mauritius resident entity. Interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.
Taxation of capital gains arising to the Mauritius Subsidiary from Grandfathered Investments. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the Treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments. Even if the gains earned by the Mauritius Subsidiary are considered business profits, such capital gains are not taxable in India if the Mauritius Subsidiary does not have a PE in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 will no longer be subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:
(a) 5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends; and
(b) 15% in all other cases.

Taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company (other than Grandfathered Investments) . The taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company, which are not Grandfathered Investments, should be as follows:

(a)
Capital gains from the sale of listed equity shares or units of equity oriented mutual fund made off the floor of the stock exchange or zero coupon bonds, held for twelve months or less are taxable as short-term capital gains at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);

(b)
Capital gains from the sale of unlisted securities (other than those covered above) held for thirty-six months (for securities other than shares) or twenty-four months (for shares) or less are taxable at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than thirty-six months (for securities other than shares) or twenty-four months (for shares) shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);

(c)
Capital gains from the sale of listed Indian equity shares or units of equity oriented mutual fund made on the floor of the stock exchange and subject to Securities Transaction Tax and held for twelve months or less are taxable at the rate of 15% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess) for gains exceeding 100,000 Indian rupees; and

(d)	Capital gains arising from the transfer of Foreign Currency Convertible Bonds, Depositary Receipts outside India between non-resident investors, should not be subject to tax in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 will no longer be subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:

(a)	5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends; and

(b)	15% in all other cases.
Taxation of Interest. Interest income from loans provided or debt securities held in India will be taxed at the rate of 7.5% under the Treaty (from the financial year which begins after the Protocol comes into force) provided the Subsidiary qualifies as the beneficial owner of the interest income unless the ITA 1961 provides a more beneficial tax rate, in which case such beneficial rate of withholding will be applicable. For instance, interest income with respect to investment in certain rupee denominated bonds payable to an FPI on or after June 1, 2013 and before July 1, 2023 should be taxable at the rate of 5% (exclusive of applicable surcharge and cess). The Finance Act, 2020 also provides a lower withholding tax rate of 5% on the interest payable to an FPI in respect of the investment made in municipal debt security, during the period beginning from April 1, 2020 and ending on July 1, 2023.

In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with the rules under ITA 1961.
In view of the particularized nature of tax consequences, each prospective investor is advised to consult its own tax adviser with respect to the specific tax consequences of purchasing interests in the Fund.

Securities Transaction Tax

The reduced rate of short-term capital gains is applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges, at the applicable rates on the transaction value.

The Mauritius Subsidiary will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are set out below:

Transactions/ Particulars	Payable by Purchaser	Payable by Seller
Purchase/sale of an equity share in a company or unit of an equity oriented mutual fund - delivery based transaction in recognised stock exchange	0.1%	0.1%
Sale of equity share in a company or unit of an equity oriented mutual fund - transaction in a recognised stock exchange, settled otherwise than by actual delivery	N.A.	0.025%
Sale of unlisted shares under an offer for sale to the public	N.A	0.2%
Sale of an option in securities	N.A	0.05%
Sale of an option in securities, where option is exercised	0.125%	N.A.
Sale of futures in securities	N.A.	0.01%
Sale of unit of an equity oriented fund to a mutual fund	N.A.	0.001%

General Anti-Avoidance Rules

The Finance Act, 2012 had introduced the GAAR into the ITA 1961, which, subsequent to the amendments introduced by the Finance Act, 2015, has come into effect on April 1, 2017. Further, it has been announced that GAAR would be applicable only to income earned or received from transfer of investments made after April 1, 2017.

As per the provisions of ITA 1961, the Indian tax authorities have been granted wide powers to tax “impermissible avoidance arrangements” including the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The GAAR provisions are potentially applicable to any transaction or any part thereof.

The term “impermissible avoidance arrangement” has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and which:

(i) creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
(ii) results, directly or indirectly, in the misuse, or abuse, of the provisions of ITA 1961;
(iii) lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or
(iv) is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

An arrangement shall be deemed to lack commercial substance (amongst other factors) if:
a. the substance or effect of the arrangement as a whole, is inconsistent with, or differs significantly from, the form of its individual steps or a part;
b. it involves or includes:

(i)	round trip financing;

(ii)	an accommodating party;

(iii)	elements that have the effect of offsetting or cancelling each other; or

(iv)	a transaction which is conducted through one or more persons and disguises the value, location, source, ownership or control of funds which is the subject matter of such transaction; or
c. it involves the location of an asset or of a transaction or of the place of residence of any party which is without any substantial commercial purpose other than obtaining a tax benefit for a party.

The CBDT on January 27, 2017, clarified that if the jurisdiction of an FPI is finalized based on non-tax commercial considerations and the main purpose is not to obtain tax benefit, GAAR would not apply.
In case GAAR is applied to any transaction pertaining to the Mauritius Subsidiary, it could have an adverse impact on the taxation of the Mauritius Subsidiary and the accordingly the returns to the investors in the Mauritius Subsidiary may also be adversely affected.
Taxation of Indirect Transfer of Indian Assets

Under ITA 1961, Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. Under the provisions of Finance Act, 2017, assets or capital assets held by non-residents by way of investment, directly or indirectly, in a Category I or Category II FPI were exempted from applicability of the indirect transfer provisions (described in the foregoing paragraph).

Pursuant to implementation of the FPI Regulations in 2019, under which there are only two categories of FPIs, the Finance Act, 2020 has restricted the exemption (discussed in the foregoing paragraph) to Category I FPIs under the FPI Regulations.

Taxation under indirect transfer provisions (if and as applicable) should also be subject to relief under an applicable tax treaty, subject to compliance with the applicable requirements under the treaty and the furnishing of requisite documents to the Indian income tax authorities, including a TRC.

The levels and bases of taxation and any relevant reliefs from taxation referred to in this document may change, any reliefs referred to are the ones which currently apply and their value may differ from investor to investor.

Taxation of the Investors

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading “Taxation of Indirect Transfer of Indian Assets” above, subject to applicable tax treaty relief.
Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Mauritius Subsidiary and thus reduce the return to Fund shareholders.
PRC Taxation
(VanEck Vectors China Growth Leaders ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF Only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Funds’ investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, non-tax resident enterprises without permanent establishment in the PRC, such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) it derives from its investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Funds) is also uncertain and would depend on the approval of PRC tax authorities. The PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place of business in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place), with respect to PRC-sourced gains on disposal of shares and other equity investments (including A-shares), will be temporarily lifted. With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial. The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for QFIIs as well as RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. Since QFIIs and RQFIIs are exempt from value-added tax, they are also exempt from the applicable Surtaxes. The Funds may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Funds’ investment. If the Funds’ direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Funds may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.
(VanEck Vectors Rare Earth/Strategic Metals ETF Only)
The Fund’s investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Fund’s investments include withholding taxes on dividends earned by the Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Foreign investors (including the Fund) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.
(VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF only)

There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in the PRC. However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and/or begin collecting WHT on gains from such investments, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial. VanEck Vectors ChinaAMC China Bond ETF may also be liable to the Sub-Adviser for any tax (including late payment interest and penalties) that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.
Other Issues
(VanEck Vectors Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.
CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 55 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.
FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Vectors Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the VanEck Vectors Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Vectors Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Vectors Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
The audited and unaudited financial statements, including the financial highlights, the report of the Predecessor Fund's independent registered public accounting firm (with respect to the VanEck Vectors Energy Income ETF), and the report of Ernst & Young, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.

For each Fund with a fiscal year end of April 30, 2019, the Trust's most recent Annual Reports to shareholders is accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders is accessible HERE .

For each Fund with a fiscal year end of September 30, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE .

For the VanEck Vectors Energy Income ETF with a fiscal year end of November 30, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE .

For each Fund with a fiscal year end of December 31, 2019, the Trust's most recent Annual Report to shareholders is accessible HERE and the Trust's most recent Semi-Annual Report to shareholders is accessible HERE .

LICENSE AGREEMENTS AND DISCLAIMERS
The information contained herein regarding the NYSE® Arca Environmental Services Index™ (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index “) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of ICE Data Indices, LLC (“ICE Data”).
The information contained herein regarding ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”), ICE BofAML Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield”), and ICE BofAML Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”) was provided by ICE Data.
Source ICE Data, is used with permission. “NYSE®” is a trade mark of ICE Data or its affiliates and has been licensed, along with the Environmental Services Index, the Gold Miners Index and the Steel Index (each an "NYSE Index," and collectively, the "NYSE Indices") for use by the Adviser in connection with the VanEck Vectors Environmental Services ETF, VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF (the “Products”). Neither the Adviser, the Trust nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Trust or the ability of the NYSE Indices to track general stock market performance. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the NYSE Indices or components thereof. The NYSE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or its holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the NYSE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE NYSE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE NYSE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF are not sponsored, endorsed, sold or promoted by ICE Data. ICE Data has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF nor makes any representation or warranty, express or implied, to the owners of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or any member of the public regarding VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or the advisability of investing in VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF, particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index to track performance of any market or strategy. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index are determined, composed and calculated by ICE Data without regard to the Adviser or VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or their shareholders. ICE Data has no obligation to take the needs of the Adviser or the shareholders of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF into consideration in determining or composing the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF are to be priced, sold, purchased, or redeemed. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF.

ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX, AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF, VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF, AND VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EMERGING MARKETS HIGH YIELD INDEX, THE FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE BofAML Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofAML Global Ex-US Issuers High Yield Constrained Index and ICE BofAML are trademarks of ICE Data or its third party licensors and have been licensed for use by the Adviser.
The information contained herein regarding the Morningstar® Global ex-US Moat Focus IndexSM (the “ex-US Moat Focus Index”), the Morningstar® Wide Moat Focus IndexSM (the “Wide Moat Index”), the Morningstar® US Dividend Valuation Index (the “US Dividend Valuation Index”) and the Morningstar® Global Wide Moat Focus Index (“Global Wide Moat Focus Index”) was provided by Morningstar, Inc. (“Morningstar”).
The Adviser has entered into a licensing agreement with Morningstar to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index. VanEck Vectors Morningstar International Moat ETF, VanEck Vectors Morningstar Wide Moat ETF, VanEck Vectors Morningstar Global Wide Moat ETF and VanEck Vectors Morningstar Durable Dividend ETF (each a "Morningstar Index ETF," and collectively, the "Morningstar Index ETFs") are entitled to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index (each a "Morningstar Index," and collectively, the "Morningstar Indices") pursuant to a sub-licensing arrangement with the Adviser.
The Morningstar Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Morningstar Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Morningstar Index ETFs in particular or the ability of the Morningstar Index ETFs to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the Morningstar Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Morningstar Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar Index ETFs or the timing of the issuance or sale of the Morningstar Index ETFs or in the determination or calculation of the equation by which the Morningstar Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Morningstar Index ETFs.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE MORNINGSTAR INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the Ardour Global IndexSM Extra Liquid (the “Ardour Global Index”) was provided by S-Network Global, LLC (“S-Network”).

THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK. S-NETWORK MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
“S-NETWORK GLOBAL INDEXES, LLCSM," “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM," “ARDOUR GLOBAL INDEXSM” EXTRA LIQUID," “ARDOUR XLSM," “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF S-NETWORK AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK AND S-NETWORK MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF.
THE ARDOUR GLOBAL INDEX IS CALCULATED BY THOMSON REUTERS PLC (“THOMSON REUTERS”). THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF ARE BASED ON THE ARDOUR GLOBAL INDEX AND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THOMSON REUTERS, AND THOMSON REUTERS MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS LOW CARBON ENERGY ETF.
THOMSON REUTERS, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO VANECK VECTORS LOW CARBON ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY VANECK VECTORS LOW CARBON ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO VANECK VECTORS LOW CARBON ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY VANECK VECTORS LOW CARBON ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO VANECK VECTORS LOW CARBON ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding VanEck® Natural Resources Index (the “Natural Resources Index”) was provided by S-Network.
S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Vectors Natural Resources ETF. The Shares of VanEck Vectors Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of VanEck Vectors Natural Resources ETF.
The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural

Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of VanEck Vectors Natural Resources ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by Thomson Reuters or its third party licensors. Neither Thomson Reuters nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track general stock market performance. Thomson Reuters’ and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of Thomson Reuters and/or its third party licensors and for the providing of calculation and maintenance services related to VanEckTM Natural Resources Index. Neither Thomson Reuters nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of VanEck Vectors Natural Resources ETF or the timing of the issuance or sale of the Shares of VanEck Vectors Natural Resources ETF or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF is to be converted into cash. Thomson Reuters has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network.

VanEck Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Shares of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund, into consideration in determining or composing the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the MVIS Indices was provided by MVIS, which is a wholly owned subsidiary of VEAC.
The Adviser has entered into a licensing agreement with MVIS to use each of the Africa Index, Agribusiness Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Coal Index, Egypt Index, EM Aggregate Bond Index, Energy Index, eSports Index, Floating Rate Index, Gaming Index, Indonesia Index, Junior Gold Miners Index, Mortgage REITs Index, Nuclear Energy Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Russia Index, Russia Small-Cap Index, Semiconductor Index and Vietnam Index (each an "MVIS Index," and collectively, the "MVIS Indices"). Each of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors BDC Income ETF, Vectors Biotech ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Energy Income ETF, VanEck Vectors Gaming ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Pharmaceutical ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Retail ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Semiconductor ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF, VanEck Vectors Video Gaming and eSports ETF and VanEck Vectors Vietnam ETF (each an "MVIS Index ETF," and collectively, the "MVIS Index ETFs") is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the MVIS Index ETFs are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of the MVIS Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MVIS Index ETFs particularly or the ability of the MVIS Indices to track the performance of its respective securities markets. Each of the MVIS Indices is determined and composed by MVIS without regard to the Adviser or the Shares of the MVIS Index ETFs. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of the MVIS Index ETFs into consideration in determining or composing the respective Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MVIS Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MVIS Index ETFs are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MVIS Index ETFs.
MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MVIS INDICES OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MVIS INDEX ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS INDICIES, OR MVIS INDEX ETFS OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVIS INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT

SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of the MVIS Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Indices and/or its trade mark or its price at any time or in any other respect. The MVIS Indices are calculated and maintained by Solactive. Solactive uses its best efforts to ensure that the MVIS Indices are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the MVIS Indices to third parties including but not limited to investors and/or financial intermediaries of the MVIS Index ETFs. Neither publication of the MVIS Indices by Solactive AG nor the licensing of the MVIS Indexes or its trade mark for the purpose of use in connection with the MVIS Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MVIS Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MVIS Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MVIS Index ETFs.
VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The VanEck Vectors US Investment Grade Floating Rate Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.
VanEck Vectors China Growth Leaders ETF and VanEck Vectors India Growth Leaders ETF (each an "MarketGrader Index ETF," and collectively, the "MarketGrader Index ETFs") are not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to Van Eck Associates Corporation (“Licensee”) is the licensing of the MarketGrader China All-Cap Growth Leaders Index and the MarketGrader India All-Cap Growth Leaders Index (each an "MarketGrader Index," and collectively, the "MarketGrader Indices") which are determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to Licensee. MarketGrader has no obligation to take the needs of Licensee or the owners of the MarketGrader Index ETFs into consideration in determining, composing or calculating the MarketGrader Indices.
MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETFs OR THE ABILITY OF THE MARKETGRADER INDICES TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDICES, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.
The MarketGrader Indices are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketGrader Index ETFs and/or the Index Price at any time or in any other respect. The MarketGrader Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Indices are calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Indices by Solactive AG nor the licensing of the MarketGrader Indices or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.
The VanEck Vectors India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL 1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.
The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.
The information contained herein regarding the BlueStar Israel Global Index™ (the “Israel Index”) was obtained from BlueStar Global Investors, LLC (“BlueStar”). The Adviser has entered into a licensing agreement with BlueStar to use the Israel Index. VanEck Vectors Israel ETF is entitled to use the Israel Index pursuant to a sub-licensing arrangement with the Adviser.
VanEck Vectors Israel ETF is not sponsored, endorsed, sold or promoted by BlueStar. BlueStar makes no representation or warranty, express or implied, to the shareholders of VanEck Vectors Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Vectors Israel ETF. BlueStar has licensed to the Adviser certain trademarks and trade names of BlueStar and of the Israel Index which is determined, composed and calculated by BlueStar without regard to Adviser or VanEck Vectors Israel ETF and BlueStar has no obligation to take the needs of Adviser or the owners of VanEck Vectors Israel ETF into consideration in determining, composing or calculating the Israel Index. BlueStar is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors Israel ETF. BlueStar has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Israel ETF.
BLUESTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN AND BLUESTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLUESTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK VECTORS ISRAEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN OR FOR ANY OTHER USE. BLUESTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLUESTAR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR DIRECT, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BLUESTAR AND THE ADVISER.
The information contained herein regarding the SME-ChiNext 100 Index (the “SME-ChiNext Index”) was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).
Shares of the VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.
SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER,

OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the J.P. Morgan Government Bond Index - Emerging Markets Global Core (the “Emerging Markets Index”) is provided by JPMorgan Securities Inc. (“J.P. Morgan”).
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC.
J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF into consideration in determining or composing the Emerging Markets Index.
J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS INDEX, AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX OR OF THE SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, AND/OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND/OR SHARES OF VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF VANECK VECTORS J.P.

MORGAN EM LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved.
The information contained herein regarding the Bloomberg Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”), Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Bloomberg Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”), Bloomberg Barclays Municipal High-Yield Short Duration Index (“the “Short High-Yield Index”) and Bloomberg Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Bloomberg Finance L.P. and its affiliates (“Bloomberg”).
BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc (collectively with Barclays Capital Inc. and their affiliates “Barclays”), used under license. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free Long Continuous Municipal Index, Bloomberg Barclays AMT-Free Short Continuous Municipal Index, Bloomberg Barclays Municipal Custom High Yield Composite Index and Bloomberg Barclays Municipal High-Yield Short Duration Index (collectively, the “BLOOMBERG BARCLAYS INDICES”). The BLOOMBERG BARCLAYS INDICES have been licensed for use in connection with the listing and trading of the, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors High-Yield Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF on NYSE Arca (the “VanEck Vectors ETFs”). The VanEck Vectors ETFs are not sponsored by, endorsed, sold or promoted by Bloomberg or Barclays and neither Bloomberg nor Barclays makes any representation regarding the advisability of investing in them. The only relationship to the Adviser with respect to the VanEck Vectors ETFs is the licensing of certain trademarks and trade names of Bloomberg and Barclays and the BLOOMBERG BARCLAYS INDICES that are determined, composed and calculated by Bloomberg without regard to the Adviser or any investor in the VanEck Vectors ETFs.
Neither Bloomberg nor Barclays guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, including Barclays, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto - whether arising from their negligence or otherwise. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in any products based on these indices. Investors in products based on the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Customers should consider obtaining independent advice before making any financial decisions.

The information contained herein regarding Wells Fargo® Hybrid and Preferred Securities Ex Financials Index (the “Preferred Securities Index”) was provided by Wells Fargo & Company (the “Wells Fargo”).
VanEck Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to the VanEck Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in VanEck Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to VanEck Vectors Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of VanEck Vectors Preferred Securities ex Financials ETF or VanEck Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining or composing the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Preferred Securities ex Financials ETF.
WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VANECK OR VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.
VanEck Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.
The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). VanEck Vectors ChinaAMC China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.
The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.
The information contained herein regarding the S&P Green Bond U.S. Dollar Select Index was provided by S&P Dow Jones Indices LLC (the “Green Bond Index”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Vectors Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.
The Green Bond Index is a product of SPDJI and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. The VanEck Vectors Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Vectors Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the VanEck Vectors Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the VanEck Vectors Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the VanEck Vectors Green Bond ETF into consideration in determining, composing or calculating the S&P Green Bond U.S. Dollar Select Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of the VanEck Vectors Green Bond ETF or the timing of the issuance or sale of the VanEck Vectors Green Bond ETF or in the determination or calculation of the equation by which the VanEck Vectors Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Vectors Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
The information contained herein regarding the Ned Davis Research CMG US Large Cap Long/Flat Index was provided by Ned Davis Research, Inc. (“NDR”).
“Ned Davis Research CMG US Large Cap Long/Flat Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Vectors® Long/Flat Trend ETF is based on Ned Davis Research CMG US Large Cap Long/Flat Index (the "NDR CMG Index") and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Vectors® Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Vectors® Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Vectors® Long/Flat Trend ETF.
NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK VECTORS® LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The VanEck Vectors Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Vectors Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Vectors Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Vectors Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis Research, Inc. or the VanEck Vectors Long/Flat Trend ETF. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the VanEck Vectors Long/Flat Trend ETF, the determination of the prices and amount of the VanEck Vectors Long/Flat Trend ETF or the timing of the issuance or sale of the VanEck Vectors Long/Flat Trend ETF or in the determination or calculation of the equation by which the VanEck Vectors Long/Flat Trend ETF may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Vectors Long/Flat Trend ETF. There is no assurance that investment products based on the NDR CMG Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the NDR CMG Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P 500 Index.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Van Eck Associates Corporation. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR THE NDR CMG INDEX, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NDR, OWNERS OF THE VANECK VECTORS GREEN BOND ETF OR VANECK VECTORS LONG/FLAT TREND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NDR OR VEAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients

1.	Notification of Availability of Information

a.
Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

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Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.
a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.
Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.
If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.
Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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U.S. PROXY PAPER POLICY GUIDELINES SUMMARY

JANUARY 1, 2020

GLASS LEWIS

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Summary of Changes for the 2020 U.S. Proxy Paper Guidelines
Following is a summary of the significant changes to the 2020 U.S. Proxy Paper Policy Guidelines:
KEY COMMITTEE PERFORMANCE: In the Board Composition section below, we have expanded the list of reasons we may recommend voting against director nominees based on key committee performance. While we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors for the following additional reasons:

•	Audit fees not disclosed – We will generally recommend voting against the chair of the audit committee where fees paid to the company’s external auditor in the past year are not disclosed.

•
Director attendance records not disclosed – We will generally recommend voting against the governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

•
Excluded shareholder proposals – We will generally recommend voting against the governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.

•
Insufficient response to say-on-pay disapproval – We will generally recommend voting against the compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

•
Frequency of say-on-pay – We will generally recommend voting against the compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

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INTRODUCTION
These guidelines provide a general, high-level overview of the Glass Lewis approach to proxy advice in the United States. For more detailed information on the implementation of the policy approach described below, please refer to the Glass Lewis United States policy guidelines.

I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse skills and backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

•	The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.

•	The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.

•
The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

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•
The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.

•
The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.

•
The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

•	The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
We also believe that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•
Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. When necessary, shareholders can address concerns regarding proper board composition through director elections.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for

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not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending that shareholders vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis views environmental and social considerations as integral components of a company’s overall risk profile. We believe that boards should ensure management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in mitigating companies’ environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to address a material environmental or social issue that has or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight, either a dedicated risk committee or, in the absence of one, the audit committee.
Separation of the roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

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We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:

•	The adoption of anti-takeover provisions such as a poison pill or classified board;

•	Supermajority vote requirements to amend governing documents;

•	The presence of exclusive forum or fee-shifting provisions;

•	Whether shareholders can call special meetings or act by written consent;

•	The voting standard provided for the election of directors;

•	The ability of shareholders to remove directors without cause;

•	The presence of evergreen provisions in the Company’s equity compensation arrangements; and

•	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.
We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

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Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

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When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.
Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Certain proposals may raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should not permit re-pricing of stock options.

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We believe that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and to that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

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Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers.
Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors, in which case, we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

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Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A small but growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.
For more detailed information on our approach to shareholder proposals, please see Glass Lewis’ Shareholder Initiatives Guidelines.

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V. ENVIRONMENTAL AND SOCIAL RISK
Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.
We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.
To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.
In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against the reelection of certain directors.

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INTERNATIONAL PROXY PAPER POLICY GUIDELINES

JANUARY 1, 2020

GLASS LEWIS

SUMMARY OF CHANGES FOR THE 2020 INTERNATIONAL PROXY PAPER GUIDELINES

Following is a summary of the significant changes to the 2020 International Proxy Paper Policy Guidelines:

MARKET-SPECIFIC CONTEXT: We have added a clarification that these guidelines represent a summary of our global policy approach. For information on the detailed implementation of our general policies described in this document, please refer to the publicly available Glass Lewis policy guidelines for the relevant country.

BOARD INDEPENDENCE: We have clarified that we generally consider a director representing a shareholder who owns more than 10% of a company’s issued share capital to be affiliated, except where local regulations or best practice set a different ownership threshold.

SLATE BOARD ELECTIONS: We have clarified that we typically recommend voting against the entire slate of directors when the board proposes to elect directors as a slate and we have concerns regarding the independence of the board or any of its key committees.

SEPARATION OF CHAIR AND CEO: We have updated our policy to reflect that we may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

SHARE ISSUES: We have updated our policy to reflect that in general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. In some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis. Further, this policy applies to proposals to increase authorized capital where such proposals authorize the issue of new shares without requiring further shareholder approval.

PERFORMANCE PERIOD: We have updated our policy to state that we will generally recommend voting against say-on-pay proposals where reliance on short-term (i.e. less than two-year) performance targets is excessive.

CLAWBACK PROVISIONS: We have clarified that we do not usually recommend voting against a say-on-pay proposal solely on the basis of the absence of a clawback provision. However, we generally view clawback or malus as best practice provisions and their absence may be a contributing factor to a negative recommendation.

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INTRODUCTION

These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

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In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the

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company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.

Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards.. We consider the diversity of backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee.

Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.

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Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.

We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING

Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

•	Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION

Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•
Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	Egregious or excessive bonuses, equity awards or severance payments;

•	Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.

Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.

We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.

We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.

Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that

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having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.

Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL AND SOCIAL RISK

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.

We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.

To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.

In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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